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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[x] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               Quadrant Fund, Inc.
         ---------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


         ---------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:


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5) Total fee paid:
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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
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    2) Form, Schedule or Registration Statement No.:
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    3) Filing Party:
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    4) Date Filed:
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                               QUADRANT FUND, INC.
                                 116 Welsh Road
                                Horsham, PA 19044

                         ------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         ------------------------------

Dear Shareholder:

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders (the "Meeting") of Quadrant Fund, Inc. (the "Fund"), will be held on September 13, 2005, at 11:00 a.m. Eastern time at the offices of Quadrant Fund, Inc., 116 Welsh Road, Horsham, Pennsylvania 19044 for the following purposes:

     1. To approve an investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and GMAC Institutional Advisors LLC (the "Advisor") as a result of an indirect change in control of the Advisor, such New Investment Advisory Agreement to be substantially similar to the currently effective investment advisory agreement (Proposal 1);

     2. To elect members to the Board of Directors (each, a "Director") (Proposal 2);

     3. To eliminate the classification of the Board of Directors, thus exempting the Fund from the state law requirement to hold shareholder meetings annually for the purpose of electing directors (Proposal 3); and

     4. To vote on any other matters that properly come before the Meeting and any adjournment thereof (Proposal 4).

     You are entitled to vote at the Meeting and any adjournments thereof if you owned Fund shares at the close of business on August 19, 2005 (the "Record Date"). If you attend the Meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD. If we do not hear from you by a certain date, a Fund representative may contact you. If you have any questions about the proposals or the voting instructions, please call us collect at (215) 328-1303. Any proposal submitted to a vote at the Meeting by anyone other than the officers or Directors of the Fund may be voted only in person or by written proxy.

     We will admit to the Meeting (1) all shareholders of record of the Fund as of the Record Date, (2) persons holding proof of beneficial ownership at the Record Date such as a letter or account statement from a broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. ALL PERSONS WISHING TO BE ADMITTED TO THE MEETING MUST PRESENT PHOTO IDENTIFICATION. IF YOU PLAN TO ATTEND THE MEETING, PLEASE CONTACT US COLLECT AT (215) 328-1303.

     Unless proxy cards submitted by corporations, partnerships and trusts are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted.

                                        By order of the Board of Directors,



                                        /s/   Marisol Lauerman



                                        Marisol Lauerman
                                        Secretary

Dated:  September 2, 2005








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                    YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
                            SHARES OF STOCK YOU OWN.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

     SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD. IF WE DO NOT HEAR FROM YOU BY A CERTAIN DATE, A FUND REPRESENTATIVE MAY CONTACT YOU.

     TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
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                               QUADRANT FUND, INC.
                                 116 Welsh Road
                                Horsham, PA 19044

                         ------------------------------
                                 PROXY STATEMENT
                         ------------------------------

                         Annual Meeting of Shareholders
                               September 13, 2005

                                  INTRODUCTION

     This proxy statement (the "Proxy Statement") is furnished to the shareholders (the "Shareholders") of Quadrant Fund, Inc. (the "Fund"), by the Board of Directors of the Fund (the "Board") in connection with the solicitation of Shareholder votes by proxy to be voted at the Annual Meeting of Shareholders or any adjournments thereof (the "Meeting") to be held on September 13, 2005, at 11:00 a.m. Eastern time at the offices of Quadrant Fund, Inc., 116 Welsh Road, Horsham, Pennsylvania 19044. It is expected that the Notice of Annual Meeting, this Proxy Statement and form of proxy first will be mailed to Shareholders on or about September 2, 2005. The matters to be acted upon at the Meeting are set forth below.

     1. To approve an investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and GMAC Institutional Advisors LLC (the "Advisor") as a result of an indirect change in control of the Advisor, such New Investment Advisory Agreement to be substantially similar to the currently effective investment advisory agreement (the "Current Investment Advisory Agreement") (Proposal 1);

     2. To elect members to the Board of Directors (each, a "Director") (Proposal 2);

     3. To eliminate the classification of the Board, thus exempting the Fund from the state law requirement to hold Shareholder meetings annually for the purpose of electing directors (Proposal 3); and

     4. To vote on any other matters that properly come before the Meeting and any adjournment thereof (Proposal 4).

THE BOARD RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

     If the enclosed proxy card is executed properly and returned, Shares (as defined below) represented thereby will be voted at the Meeting in accordance with the instructions on the proxy card. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a subsequently dated proxy card or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy card, shares will be voted "FOR" or "AGAINST" any matters acted upon at the Meeting in the discretion of the persons named as proxies.

     The solicitation is being made by the Fund. Solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone, and electronic transmission or in person by regular employees of the Advisor, affiliates of the Advisor, or other representatives of the Fund. The Advisor serves as the Fund's investment manager. The expenses in connection with preparing this Proxy

Statement and its enclosures, and related expenses, will be borne by the Fund.

     The close of business on August 19, 2005 has been fixed as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Meeting. On that date, the Fund had 1,631,852 shares of common stock (the "Shares") outstanding and entitled to vote.

     On each matter submitted to a vote of Shareholders, each Shareholder shall be entitled to one vote for each Share of the Fund owned. The Shares will have equal voting rights of one vote per Share and vote together as a single class.

     The By-Laws of the Fund (the "By-Laws") provide that the Shareholders of a majority of the Shares entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for the transaction of any business. In the absence of a quorum no business may be transacted, except that the Shareholders of a majority of the Shares present in person or by proxy and entitled to vote may adjourn the meeting from time to time, without notice other than announcement at the Meeting, until the holders of the requisite amount of Shares are present. At any such adjourned meeting at which a quorum is present, any business may be transacted which could have been transacted at the original meeting. A Shareholder vote may be taken on the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     In tallying Shareholder votes, abstentions will be counted as Shares that are present and entitled to vote for purposes of determining the presence of a quorum. Accordingly, abstentions effectively will be a vote against any adjournment.

                            EXPLANATION OF PROPOSALS

PURPOSE OF THE PROXY STATEMENT AND PROXY SOLICITATION

     The purpose of this Proxy Statement and proxy solicitation is (1) to approve a new Investment Advisory Agreement between the Fund and the Advisor as a result of an indirect change in control of the Advisor, which automatically ends the current investment advisory agreement; (2) to elect Directors; and (3) to eliminate the need to annually elect Directors.

                    *       *        *        *        *

     PROPOSAL 1: INVESTMENT ADVISORY AGREEMENT

SUMMARY OF THE PROPOSAL

     The Current Investment Advisory Agreement will terminate automatically by its terms because the indirect owner of the Advisor is being sold (the "Purchase Transaction"), as described more fully below. Therefore, this Proxy Statement seeks Shareholder approval to enter into the New Investment Advisory Agreement, which is substantially similar to the Current Investment Advisory Agreement (each, an "Investment Advisory Agreement"). The section of the New Investment Advisory Agreement related to compensation has been revised to more closely reflect the method used to calculate monthly payments by the Fund to the Advisor, and the parties agreed not to increase the investment management fee paid by the Fund to the Advisor (the "INVESTMENT MANAGEMENT FEE") for a period of 2 years following the date of the agreement.

     The Board has determined that it is in the best interests of Shareholders to approve the New Investment Advisory Agreement. Although there have been no assurances given that the management of the Fund will remain the same, the Board determined for the following reasons to approve the New Investment Advisory
Agreement: (1) the direct owner and financial viability of the Advisor will remain unchanged; (2) the terms of the New Investment Advisory Agreement will be substantially similar to the Current Investment Advisory Agreement; (3) the Advisor is not aware of any plans to change the operations of the Advisor or day-to-day management of the Fund (4) no unfair burden will be imposed on the Fund as a result of the sale of the Advisor's indirect parent company; (5) the investment advisory strategy provided by the Advisor is unique and its services cannot be easily replicated; (6) no plans have been formulated to change the Advisor or its personnel, research and credit analysis resources and investment process; and (7) the Board will continue to monitor the Advisor's activities relative to the Fund to ensure that the best interests of Shareholders are being served by the continued relationship with the Advisor.

OWNERSHIP OF THE ADVISOR

     The Advisor is a wholly-owned subsidiary of GMAC Commercial Mortgage Corporation ("GMACCM"). GMACCM is part of a holding company structure in which its direct parent is GMAC Commercial Holding Corp. ("GMACCH"). GMACCH is a wholly owned subsidiary of General Motors Acceptance Corporation ("GMAC"), which is the financial services subsidiary of General Motors Corporation ("GM").

     GMACCH's largest operating unit is GMACCM, a premier financial services firm that serves the needs of borrowers of commercial real estate debt as well as the providers of such capital. With a servicing portfolio of approximately $250 billion, GMACCM is an industry leader in loan origination, servicing, asset management, investment management and technology services. GMACCM provides a variety of financing products and services, including permanent, interim, mezzanine and construction lending, as well as equity capital.

PURCHASE TRANSACTION

     GMAC entered into the Purchase Transaction, a definitive agreement to sell a 60 percent equity interest in its commercial mortgage subsidiary, GMACCH to an investor group consisting of Kohlberg Kravis Roberts & Co. ("KKR"), Five Mile Capital Partners ("FMCP"), and Goldman Sachs Capital Partners V ("GS Capital Partners V," and together with KKR and FMCP, the "Investor Group").

     After the consummation of the Purchase Transaction, GMAC will continue to hold a 40 percent equity interest in GMACCH. The board of directors of GMACCH will be composed of individuals from the Investor Group, GMAC and GMACCH management. Members of the current GMACCH management team will also invest in GMACCH shortly after the Purchase Transaction is completed.

     The Purchase Transaction is subject to regulatory approvals, consents and other conditions, and is expected to close in the fourth quarter of this year. The GM and GMAC boards of directors have approved the Purchase Transaction. If the Purchase Transaction is not consummated, the Current Investment Advisory Agreement will remain in place.

PURCHASERS

     KKR is one of the world's oldest and most experienced private equity firms specializing in management buyouts, with offices in New York, Menlo Park, California and London, England. Over the past twenty nine years, KKR has invested in more than 130 transactions with a total value of $146 billion.

     FMCP is an alternative investment management firm established in 2003 with equity capital under management of $800 million. FMCP was founded by five professionals, each with over 25 years of experience in all aspects of mortgage, real estate and asset-backed finance. Its partners both collectively and individually have built a number of leading financial franchises and participated in creating some of the key innovations in mortgage and real estate capital markets.

     Founded in 1869, Goldman Sachs is one of the oldest and largest investment banking firms. Goldman Sachs is also a global leader in private corporate equity and mezzanine investing. Established in 1991, the GS Capital Partners Funds are part of the firm's Principal Investment Area in the Merchant Banking Division. Goldman Sachs' Principal Investment Area has formed 11 investment vehicles aggregating $26 billion of capital to date. With $8.5 billion in committed capital, GS Capital Partners V is the current primary investment vehicle for Goldman Sachs to make privately negotiated equity investments.

ASSIGNMENT PROVISION OF THE CURRENT INVESTMENT ADVISORY AGREEMENT

     Shareholders are being asked to approve the New Investment Advisory Agreement between the Fund and the Advisor because an indirect change in control of the Advisor will result from the Purchase Transaction. An indirect change of control of the Advisor is considered an assignment pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"). By the terms of the Current Investment Advisory Agreement, it will terminate automatically in the event of its assignment. Therefore, the Current Investment Advisory Agreement will automatically terminate upon the consummation of the Purchase Transaction.

BOARD CONSIDERATIONS RELATING TO THE NEW INVESTMENT ADVISORY AGREEMENT

     The New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement except that the initial term of the New Investment Advisory Agreement will reflect the date on which the Purchase Transaction is consummated (currently anticipated to be in the fourth quarter of 2005) as its new effective date and that certain language was revised to more clearly state the original intent of the parties at the time they entered into the Current Investment Advisory Agreement.

     Both at the March 2 and March 10, 2005 Board meetings, the Board considered all factors deemed to be relevant to the Fund and determined that the Current Investment Advisory Agreement was in the best interests of Shareholders. Such factors included, but were not limited to:

     o The nature, extent, and quality of the services provided by the Advisor have been satisfactory. The Directors noted in particular the level and depth of knowledge of the Advisor. The Directors also noted that, as an affiliate of

GMACCM, the Advisor is a sophisticated participant in the real estate securities market, and that the Fund engages in a sophisticated trading strategy that would be difficult to replicate through a different advisor;

     o The investment performance of the Advisor and the Fund (for the short period of time it had been in operation) was strong compared with similar funds managed by other advisors;

     o The investment management fee rate to be paid to the Fund is comparable to the fees paid by other client accounts managed by the Advisor, and by similar funds managed by other advisors;

     o The total expense ratio of the Fund would be similar to similar funds managed by other advisors;

     o The Advisor provides access to markets to which the Shareholders would not otherwise have access;

     o The cost of services to be provided and the profits to be realized by the Advisor and its affiliates from its relationship with the Fund were similar to those of advisors to similar funds; and

     o The extent to which economies of scale would be realized as the Fund grows is expected to be insignificant and thus it was not necessary to reflect any economies of scale in the fee rate.

     In determining that the New Investment Advisory Agreement was in the best interests of Shareholders, on August 18, 2005, the Board considered their analysis and considerations relative to the Current Investment Advisory Agreement (the Board determined that it was appropriate to rely on its prior analysis and considerations because there are no significant changes from the Current Investment Advisory Agreement, which it considered less than 6 months earlier, and changes that were made are beneficial to Shareholders), in addition to other factors deemed to be relevant to the Fund regarding the Purchase Transaction, including but not limited to:

     o No unfair burden is imposed on the Fund as a result of the Purchase Transaction or any express or implied terms, conditions, or understandings applicable to the Purchase Transaction because the parties to the New Investment Advisory Agreement, the entity providing the investment advisory services, and the Investment Management Fee charged will remain the same;

     o No plans have been formulated to change the operation of the Advisor and the day-to-day management of the Fund's portfolio;

     o The investment advisory strategy provided by the Advisor is unique and its services cannot be easily replicated;

     o Other than the expected retirement of the certain members of the Advisor's board, no plans have been formulated to change the Advisor or its personnel (including particularly those personnel with responsibilities for providing services to the Fund), research and credit analysis resources and investment process;

     o The expectation that the direct owner and financial viability of the Advisor will remain unchanged; and

     o The terms of the New Investment Advisory Agreement will be substantially similar to those of the currently effective Investment Advisory Agreement except for the date of the agreement and that the Fund revised language in the New Investment Advisory Agreement to more clearly state the original intent of the parties at the time they entered into the Current Investment Advisory Agreement.

     In considering the approval of the New Investment Advisory Agreement, the Board, including Directors who are not "interested persons" (as such term is defined in the 1940 Act) (an "Independent Director"), did not identify any single factor as controlling. Based on the Board's evaluation of all factors that it deemed to be relevant, the Board, including the Independent Directors, concluded that the Advisor has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the New Investment Advisory Agreement and such capabilities and resources are not expected to change as a result of the Purchase Transaction and that the Fund's performance is reasonable in relation to the performance of funds with similar investment objectives.

     A form of the New Investment Advisory Agreement is attached to this proxy statement as APPENDIX A. A marked copy comparing the New Investment Advisory Agreement to the Current Investment Advisory Agreement is attached as APPENDIX
B. Under the New Investment Advisory Agreement, the Advisor will continue to provide investment advisory services to the Fund, including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Fund may own or contemplate acquiring from time to time.

REQUIRED VOTE

     Under the 1940 Act, the Board, including a majority of Independent Directors, is required to approve the Fund's New Investment Advisory Agreement for its initial term and annually thereafter at an in-person meeting called for the purpose of voting on its approval. After carefully reviewing all of these factors as well as the requirements of the Code and the 1940 Act, the Board, including the Independent Directors, unanimously approved the New Investment Advisory Agreement.

     Approval of the New Investment Advisory Agreement also requires the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. A "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, means the lesser of (a) 67% or more of the shares of the Fund present at the Meeting at which a quorum (in person or by proxy) is present, or
(b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

     If the Shareholders approve Proposal 1, the New Investment Advisory Agreement will become effective upon consummation of the Purchase Transaction. If Proposal 1 is not approved, the Directors will consider other alternatives in the interest of the Shareholders.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

                      *       *        *        *        *

     PROPOSAL 2: ELECTION OF DIRECTORS

SUMMARY OF THE PROPOSAL

     Shareholders are being asked to vote on nominees for three Board positions for Independent Directors. One Board vacancy is the result of the death of a Board member. Another vacancy is the result of the Board having voted to expand the Board from three members to four. The third position is currently held by Mr. Harald Hansen. Mr. Hansen's initial term is set to expire at this Meeting, and he has been nominated to continue his role as an Independent Director, subject to Shareholder vote.

     The Board determined to increase the size of the Board from three to four Directors for several reasons. First, the 1940 Act requires that independent directors of a fund make up 75% of the board for at least three years after a change of control. The size of the Board is currently fixed at three Directors, which makes it impossible for Independent Directors to comprise the required 75% of the Board (if the current Directors continue in office). By increasing the Board size to four, and filling all vacancies with Independent Directors, the Fund will meet the required independence minimums. In addition, the Board determined that it would be prudent to have multiple Independent Directors so that if ever another vacancy occurred on the Board, more than one Independent Director would remain. Further, the Board determined that there were economies to be gained from conducting a search for two Directors instead of only one that is required to fill the immediate need created by the death of a previous Board member.

NOMINEES

     The Board has nominated and recommends Messrs. E. Elliott Crutchfield, Jr., Harald Hansen and Paul Szurek (each, a "Nominee") be elected for membership on the Board. The Nominees are also currently nominees for the Quadrant Fund REIT, Inc., an investment vehicle related to the Fund (and discussed in the Fund's registration statement). More information about each Nominee is included below under "Directors and Nominees." The nomination process is described more fully below under "Nominating and Compensation Committee."

     If Proposal 3 (as discussed below) is approved, each Director (including Mr. Wright) shall hold office until his death, disability, resignation or removal. If Proposal 3 is not approved, Mr. Wright is expected to hold office until the annual meeting of Shareholders to be held in the year 2007; and, if elected, Mr. Crutchfield is expected to hold office until the annual meeting of Shareholders to be held in the year 2006 and Messrs. Hansen and Szurek are expected to hold office until the annual meeting of Shareholders to be held in the year 2008.

     The Nominees have agreed to serve on the Board, but if a Nominee should for any reason become unable or unwilling to serve, the proxies will be voted or not voted in accordance with the judgment of the persons named as attorneys-in-fact in the proxies with respect to the vacancy created by that Nominee's inability or unwillingness to serve. If the Nominees are able to serve, the attorneys-in-fact will vote the proxies as instructed on the proxy cards.

REQUIRED VOTE

     Pursuant to its Articles of Incorporation (the "Articles"), vacancies on the Board are generally filled by a vote of Directors. However, the 1940 Act requires that a majority of the Board be elected by Shareholders. While the appointment of one Nominee to fill Mr. Walsh's position would result in 66 2/3% of the Board having been elected by Shareholders (as Messrs. Hansen and Wright were elected by the initial Shareholder), the expansion of the size of the Board will result in less than a majority having been elected by Shareholders. Therefore, the Board has called this meeting of Shareholders to vote on each Board vacancy, by "plurality" vote. A "plurality" vote means that if a quorum is present at the Meeting, the Nominees who receive the most votes "FOR" election shall be elected to fill the vacancies on the Board.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ALL NOMINEES.

                       *       *        *        *        *

     PROPOSAL 3: ELIMINATION OF CLASSIFICATION OF THE BOARD

SUMMARY OF THE PROPOSAL

     The Fund's Board is currently staggered, which means that the Board is divided into three classes, one of which is elected each year, and each class serves for a three-year term. The Board currently is composed of (i) one Class I Director (Mr. Harald Hansen) whose term expires upon the election and qualification of Directors at this Meeting and (ii) one Class III Director (Mr. Kurt Wright) whose term expires upon the election and qualification of a new Director at the Annual Meeting of Shareholders to be held in 2007. As a result of Mr. Walsh's death, the Class II directorship is vacant. The Class II directorship will expire in 2006.

     The Board is proposing an amendment to the Fund's Articles of Incorporation to eliminate the staggered board structure, thus exempting the Fund from the state law requirement to hold Shareholder meetings every year for the purpose of electing Directors. The amendment also will reflect recent changes to the Board, including the expanded Board size and the names of the Directors. If the Shareholders approve this proposal, the term of each Director (including Mr. Wright) will be extended until the next annual meeting of Shareholders or until the earlier death, disability, resignation or removal of such Director. In any year in which the 1940 Act does not require the election of Directors, the Fund is exempt from the state law requirement to hold an annual meeting of Shareholders. As a result, the Fund will not have to cover the expense of conducting annual meetings of Shareholders each year. The text of the Articles of Amendment and Restatement is set forth in APPENDIX C and marked to show changes from the currently effective Articles of Incorporation in APPENDIX D.

     In the public company context, having a staggered board is considered a beneficial practice. It protects a company against hostile takeovers, promotes consistency and continuity on the board, and does not create additional expense because public companies are required to hold annual meetings each year. Indeed, a staggered board is even considered appropriate for publicly-traded closed-end investment companies. However, because the Fund is privately offered, the Board decided that the costs of requiring annual shareholder meetings in order to elect a portion of the Board every year outweigh the benefits. The Board determined that because the Fund's Shares are not publicly offered and may not be purchased or sold without the consent of the Advisor, and because the Advisor has the ability to reject any purchase of Shares, there are sufficient anti-takeover measures inherent in the Fund. Also, while Maryland law generally requires Maryland corporations to conduct annual meetings of shareholders each year, there is an exemption from holding annual meetings for investment companies, including privately-held closed-end investment companies like the Fund. The Board believes it is in the best interest of Shareholders for the Fund to avoid the additional expense of holding mandatory annual Shareholder meetings each year. The Board's position is consistent with that of many other investment companies.

     If this Proposal 3 is approved by the Shareholders, no Director (including Mr. Wright) will be subject to re-election until the next annual meeting of Shareholders unless a special meeting of Shareholders called for the purpose of electing Directors is held, or until a vacancy is created by the death, disability, resignation or removal of a Director, an increase in the size of the Board, or any other cause of a vacancy on the Board. The Board believes the terms of office adequately address board continuity and consistency. Also, the Fund will no longer hold annual meetings of Shareholders to elect Directors each year. The Board does not expect an annual meeting of Shareholders to be held unless the 1940 Act requires the election of Directors.

REQUIRED VOTE

     Approval of the amendment to the Articles of Incorporation requires the affirmative vote of at least 66 2/3% of Shares issued and outstanding as of the Record Date. After carefully reviewing all of the factors described above, as well as the requirements of the current Articles of Incorporation, the Fund's By-Laws and Maryland General Corporation Law, the Board, including the Independent Director, unanimously approved the elimination of a staggered Board.

     THE BOARD, INCLUDING THE INDEPENDENT DIRECTOR, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 3.

                           *     *     *     *     *

                             DIRECTORS AND NOMINEES

     The following table sets forth the Directors and Nominees, their ages, and the positions currently held by them with the Fund. There is no family relationship between any executive officer or Director of the Fund.


                                                                                     NUMBER OF
                                        TERM OF                                     PORTFOLIOS
                                       OFFICE(1)                                      IN FUND
                        POSITION(S)   AND LENGTH                                    COMPLEX(2)     OTHER DIRECTORSHIPS HELD
 NAME, ADDRESS, AND      HELD WITH      OF TIME       PRINCIPAL OCCUPATION(S)       OVERSEEN BY   OUTSIDE FUND COMPLEX BY
         AGE               FUND         SERVED          DURING PAST 5 YEARS          DIRECTOR             DIRECTOR

NOMINEES FOR INDEPENDENT FUND DIRECTOR
Paul Szurek             Nominee for       N/A      Chief Financial Officer               1        Trustee (2004-present) of
                          Class I                  (2003-present) for Biltmore                    The Asheville School;
Biltmore Farms, Inc.     Director                  Farms, Inc. - Real Estate                      Finance Committee Member
One Town Square                                    Development; Chief Financial                   (2004-present) for Mission
Blvd., #330                                        Officer (1997-2002) for                        Hospitals, Inc.
Asheville, NC 28803                                Security Capital Group
                                                   Incorporated - Real Estate
Age 45                                             investment, operation and
                                                   management

                                                       9


                                                                                     NUMBER OF
                                        TERM OF                                     PORTFOLIOS
                                       OFFICE(1)                                      IN FUND
                        POSITION(S)   AND LENGTH                                    COMPLEX(2)     OTHER DIRECTORSHIPS HELD
 NAME, ADDRESS, AND      HELD WITH      OF TIME       PRINCIPAL OCCUPATION(S)       OVERSEEN BY   OUTSIDE FUND COMPLEX BY
         AGE               FUND         SERVED          DURING PAST 5 YEARS          DIRECTOR             DIRECTOR

E. Elliott               Nominee         N/A       Managing Member(1997-                 1        Director (2004-present) of
Crutchfield, Jr.       for Class II                present) of Crutchfield                        United Way of Central
                         Director                  Capital, LLC - private                         Carolinas; Trustee
c/o GMAC                                           holding company                                (1998-2005) of The
Institutional                                                                                     Asheville School
Advisors LLC
116 Welsh Road
Horsham, PA 19044

Age 37

INDEPENDENT FUND DIRECTORS
Harald R. Hansen          Class I     Elected      Chairman (1989-1996) and              1        Director for Hyperion
                         Director;    for one      Chief Executive Officer                        Strategic Bond Fund, Inc;
c/o GMAC                Nominee for   year term    (1987-1989) of First Union                     Director for Hyperion
Institutional             Class I     beginning    National of Georgia;                           Collateralized Securities
Advisors LLC             Director     October      Executive Vice President -                     Fund, Inc.; Director for
116 Welsh Road                        2004         General Banking Group (1986 -                  Crystal River Capital,
Horsham, PA 19044                                  1987) of First National Bank                   Inc.; Director and Chairman
                                                   of Georgia.                                    of the Executive Committee
Age 74                                                                                            of the Georgia Commerce
                                                                                                  Bank; Director of Midtown
                                                                                                  Alliance; Director and
                                                                                                  Chairman of the U.S.
                                                                                                  Disabled Athletes Fund;
                                                                                                  Trustee and Treasurer of
                                                                                                  the Board of Oglethorpe
                                                                                                  University; Trustee and
                                                                                                  President of Asheville
                                                                                                  School; and Trustee of the
                                                                                                  J.M. Tull Charitable
                                                                                                  Foundation.

                                                       10



DIRECTOR WHO IS AN "INTERESTED PERSON"
Kurt L. Wright(3)      Class III      Elected      Senior Vice President and             1        Chairman of the Board for
                       Director       for three    Managing Director of GMAC                      Quadrant Fund REIT, Inc.
c/o GMAC                              year term    Institutional Advisors LLC
Institutional                         beginning    (2000 - Present); Principal
Advisors LLC                          October      at Lend Lease Real Estate
116 Welsh Road                        2004         Investments (until 2000).
Horsham, PA 19044

Age 46

     (1)  If Proposal 3 is approved, the Board will not be staggered and the Directors' terms shall not expire until the next annual meeting of Shareholders.

     (2)  The Fund is not part of a complex because it is the only registered investment company advised by the Advisor.

     (3)  Indicates a Director who is an "interested person" within the meaning of the 1940 Act. Kurt L. Wright serves as
          Chairman of the Board and Senior Vice President of the Advisor. As a result of his service with the Advisor, the Fund considers Mr. Wright to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
          No other Director of the Fund is an officer, director, or shareholder of the Advisor.

DIRECTOR OWNERSHIP

     The following table sets forth, for each Director and Nominee, the aggregate dollar range of equity securities of the Fund owned as of July 31, 2005. The Fund is not currently part of a family of investment companies. No current Director is an "audit committee financial expert," but, if elected, the Board expects to designate Paul Szurek as an audit committee financial expert. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

                                                       AGGREGATE DOLLAR RANGE OF
                                                        EQUITY SECURITIES IN ALL
                                                           FUNDS OVERSEEN BY
                                 DOLLAR RANGE OF         DIRECTOR OR NOMINEE IN
    NAME OF DIRECTOR OR         EQUITY SECURITIES         FAMILY OF INVESTMENT
         NOMINEE                   IN THE FUND                  COMPANIES
         -------                   -----------                  ---------

   E. Elliott Crutchfield, Jr.          None                      None
   Paul E. Szurek                       None                      None
   Harald R. Hansen                     None                      None
   Kurt L. Wright                       None                      None

     As of July 31, 2005, no Independent Director or Nominee (or any of his immediate family members) owned beneficially or of record any class of securities of the Fund, the Advisor or any person controlling, controlled by or under common control with the Fund or the Advisor.

     During the fiscal years ended January 31, 2005 and July 31, 2005 (which covers the period beginning with the Fund's inception), no Independent Director or Nominee (or his immediate family members) had:

          1. Any direct or indirect interest in the Fund, the Advisor or any person controlling, controlled by or under common control with the Fund or the Advisor;

          2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Fund; (ii) another fund managed by the Advisor; (iii) the Advisor; (iv) a person controlling, controlled by or under common control with the Fund or the Advisor; or (v) an officer of any of the above; or

          3. Any direct or indirect relationship with (i) the Fund; (ii) another fund managed by Advisor; (iii) the Fund or the Advisor; (iv) a person controlling, controlled by or under common control with the Fund or the Advisor; or (v) an officer of any of the above.

     During the fiscal years ended January 31, 2005 and July 31, 2005, no officer of the Fund, the Advisor or any person controlling, controlled by or under common control with the Fund or the Advisor served on the board of directors of a company where an Independent Director of the Fund or Nominee, or any of their immediate family members served as an officer.

     No Director, Nominee, promoter, or control person has been involved in legal proceedings during the past five years that would be material to an evaluation of the ability or integrity of any Director, Nominee, or executive officer of the Fund.

     Additionally, no Director or Nominee (or affiliated person of either) is a party adverse to the Fund or any of its affiliated persons in any material pending legal proceedings or has a material interest adverse to the Fund or any of its affiliated persons.

COMPENSATION OF DIRECTORS

     The interested Director is compensated by the Advisor for his services as a Director, and receives no additional compensation from the Fund. For the fiscal years ended January 31, 2005, and July 31, 2005, the Independent Directors received an annual fee of $7,000. Effective September 1, 2005, the Independent Directors will receive an annual fee of $10,000, a fee for attendance at each in-person meeting of $1,000, a fee for attendance at each committee meeting of $500 and a fee for attendance at each telephonic Board meeting of $750.

                                                       Pension or                        Total Compensation
                                                       Retirement         Estimated           From Fund
                                                        Benefits            Annual            and Fund
                                    Aggregate          Accrued As          Benefits           Complex**
 Name of Person and               Compensation        Part of Fund           Upon              Paid to
      Position                      from Fund*          Expenses *        Retirement*         Directors*
      --------                      ----------          ----------        -----------         ----------
Harald R. Hansen,                     $3,500              None               None             $3,500
Independent Director

Leo M. Walsh, Independent             $1,750              None               None              $1,750
Director

Kurt L. Wright, Interested            None                None               None               None
Director

----------

     * The information furnished is for the most recent fiscal year end, July 31, 2005, which was only six months long.

     ** The Fund is not part of a complex because it is the only registered investment company advised by the Advisor.

                                    *       *        *        *        *

                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board met twice during the fiscal year ended January 31, 2005 and seven times during the fiscal year ended July 31, 2005. The Board has determined that Mr. Hansen is, and Mr. Walsh was, independent under applicable laws, rules and regulations.

AUDIT COMMITTEE

     The Audit Committee is composed entirely of Independent Directors. The membership of the Audit Committee of the Board (the "Audit Committee") is currently comprised of Mr. Hansen who has been determined to be independent. The functions of the Audit Committee are (1) to oversee generally accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee generally the quality and objectivity of financial statements and the independent audit thereof; and (3) to act as a liaison between independent auditors and the full Board.

     Prior to his death, Mr. Walsh was Chairman of the Audit Committee. The Audit Committee did not meet during the fiscal year ended January 31, 2005. The Audit Committee met once during the fiscal year ended July 31, 2005. As there was only one remaining Independent Director and Audit Committee member for much of the fiscal year ended July 31, 2005, the duties of the Audit Committee were conducted by the full Board for most of the fiscal year ended July 31, 2005. In the future, the Audit Committee plans four in-person meetings annually.

     The Board does not currently have, but, if elected, Paul Szurek is expected to be an "audit committee financial expert" as defined in Form N-CSR of the 1940 Act. The Board has adopted a written charter setting out the authority and responsibilities of the Audit Committee. The current Audit Committee Charter provides greater detail regarding the activities of the Audit Committee. A copy of the Audit Committee Charter is attached to this Proxy Statement as APPENDIX
E. A report of the Audit Committee is attached as APPENDIX F.

NOMINATING AND COMPENSATION COMMITTEE

     The Nominating and Compensation Committee of the Fund is composed entirely of Independent Directors and may be comprised of one or more such Independent Directors. The Nominating and Compensation Committee is currently comprised of Mr. Hansen, who has been determined to be independent. Prior to his death, Mr. Walsh was the Chairman of the Nominating and Compensation Committee.

     The Nominating and Compensation Committee operates under a written charter, a copy of which is attached to this proxy as APPENDIX G. The Nominating and Compensation Committee is responsible for recommending to the Board persons to be nominated for election or appointment as Directors of the Fund. The Nominating and Compensation Committee did not meet during the fiscal year ended January 31, 2005. As there was only one remaining Independent Director and Nominating and Compensation Committee member, the duties of the Nominating and Compensation Committee were conducted by the full Board for the fiscal year ended July 31, 2005. The Nominating and Compensation Committee normally will meet at least once yearly prior to a meeting of the full Board and it is empowered to hold special meetings as circumstances require.

     In general, the Nominating and Compensation Committee may use any of a number of methods to identify nominee candidates, including personal and industry contacts. The Nominating and Compensation Committee does not have specifically enumerated minimum qualifications for nominees, but instead seeks candidates with significant industry or management experience who the Committee believes will contribute to the Board and the Fund. The Nominating and Compensation Committee has not engaged any third party recruiting firms to identify nominees. Potential nominees are reviewed by the Committee. Candidates that pass the initial screening by the Committee will then be interviewed by the Committee. The Committee may also request input from, or interviews of candidates by, management of the Fund.

     The Nominating and Compensation Committee will consider nominees recommended by Shareholders. Any such recommendations should be submitted in writing to the Secretary of the Fund at the Fund's principal executive offices. Nominees recommended by Shareholders will be evaluated in the manner described above. The Nominating and Compensation Committee has not received any Shareholder nominee recommendations.

     The Independent Director, in his role as a member of the Nominating Committee, conducted a search to fill the vacancy created by Mr. Walsh's death, beginning in April, 2005. The Independent Director gathered references, reviewed resumes and conducted interviews with potential nominees in the subsequent months. Candidates who passed this level of screening subsequently met with the interested Director of the Fund as well as other Fund representatives, either in person or in telephonic interviews. The Independent Director then put forth the two Nominees named above for full Board approval. On August 18, 2005, the Board voted to approve the nomination of Paul Szurek and E. Elliott Crutchfield, Jr. as candidates to the Board. At that time, Mr. Hansen was also nominated to be re-elected to the Board by the full Board.

     During the fiscal years ended January 31, 2005 and July 31, 2005, all Directors attended all meetings of the Board (held during the period for which he has been a Director) and of all committees of the Board on which he served (held during the period that he served).

     The Fund does not have a policy with respect to Board member attendance at annual meetings of Shareholders. This 2005 Annual Meeting of Shareholders is the first such meeting. If Proposal 3 is approved, the Fund will not be required to hold Annual Shareholder Meetings every year.

                   *       *        *        *        *

                               EXECUTIVE OFFICERS

     The officers of the Fund, the positions they hold with the Fund, their principal occupations for at least the last five years and other information are set forth below. The Fund's executive officers are appointed by, and serve at the discretion of, the Board. Each executive officer of the Fund is an employee and officer of the Advisor and is not compensated by the Fund. No officer of the Fund listed below is an officer, director or shareholder of the Advisor. There is no family relationship between any executive officer or Director of the Fund.


                                                         PRINCIPAL OCCUPATION(S)
                             POSITION(S) HELD WITH FUND  DURING PAST 5 YEARS AND
                             AND TERM OF OFFICE AND      OTHER DIRECTORSHIPS
NAME AND ADDRESS             LENGTH OF TIME SERVED       HELD BY DIRECTOR

Nathan Kornfeld              President                   President (March 2005
                                                         to present), Chief
116 Welsh Road               Elected Annually            Operating Officer (May
Horsham, PA  19044           beginning May 2005          2004-March 2005) and
                                                         member of the Executive
                                                         Committee of GMAC
                                                         Institutional Advisors;
                                                         Executive Vice
                                                         President and Director
                                                         of Strategic Planning
                                                         and Mergers and
                                                         Acquisitions of GMAC
                                                         Commercial Mortgage
                                                         (February 2001 to May
                                                         2004); 20 years in
                                                         investment banking,
                                                         primarily focusing on
                                                         real estate and risk
                                                         management with Salomon
                                                         Brothers and Lehman
                                                         Brothers

Jeff Williams                Vice President              Board of Managers
                                                         Hyperion GMAC Capital
c/o Hyperion GMAC Capital    Elected Annually            Advisors, LLC (August
Advisors                     beginning October 2004      2003 to present);
One Liberty Plaza                                        Investment Committee -
165 Broadway, 36th Floor                                 Alternate, formerly
New York, NY  10006                                      Lend Lease Hyperion
                                                         Capital Advisors, LLC;
                                                         GMAC Institutional
                                                         Advisors, LLC (August
                                                         2003 to Present); Board
                                                         of Managers of Lend
                                                         Lease Real Estate
                                                         Investments, Inc. (June
                                                         1997 to August 2003)

Rene Paradis                 Treasurer                   Chief Financial Officer
                                                         and executive committee
116 Welsh Road               Elected Annually            member of GMAC
Horsham, PA  19044           beginning May 2005          Institutional Advisors
                                                         (January 2005 to
                                                         present); Managing
                                                         Director--Alternative
                                                         Investment Services for
                                                         PFPC Inc., a global
                                                         subsidiary of PNC
                                                         Financial Services
                                                         Corp. (December 1996 to
                                                         December 2004)

Marisol Lauerman             Secretary                   General Counsel of GMAC
                                                         Institutional Advisors
116 Welsh Road               Elected Annually            (July 2000 to present);
Horsham, PA  19044           beginning May 2005          Senior Counsel at GMAC
                                                         Commercial Mortgage
                                                         (July 2000 to present);
                                                         Associate at Foley &
                                                         Lardner (April 1997 to
                                                         July 2000)

Michelle Vaughn              Chief Compliance Officer    Chief Compliance
                                                         Officer of GMAC
116 Welsh Road               Elected Annually            Institutional Advisors,
Horsham, PA  19044           beginning May 2005          LLC (July 2004 to
                                                         present); Corporate
                                                         Compliance Director and
                                                         Investment Adviser
                                                         Compliance Officer for
                                                         SEI Investments (May
                                                         1997 to July 2004)

                      *       *        *        *        *

                           OTHER MATERIAL INFORMATION

THE RESCISSION OFFER

     The Fund will offer to repurchase Shares (the "Rescission Offer") of all Shareholders who held Shares as of January 24, 2005. Thus, a Shareholder may receive its original purchase price, less all dividends and distributions, plus interest,(1) for its Shares. The Rescission Offer will be mailed under separate cover, upon the date that the registration statement relating to Rescission Offer becomes effective under the 1933 Act.

ADDITIONAL INFORMATION REGARDING THE ADVISOR

     The Advisor, a Delaware limited liability company organized on October 2, 2000, is registered with the Securities and Exchange Commission (the "SEC") as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The business address of the Advisor and its officers and directors is 116 Welsh Road, Horsham, Pennsylvania 19044. Subject to the authority of the Board, the Advisor is responsible for overall management of the Fund's business affairs. The Advisor's clients include pensions, foundations and endowments, insurance companies and closed-end investment companies. In its investment process, the Advisor focuses on relative value opportunities in real estate markets.

     The Advisor has served as the Fund's investment advisor since October 25, 2004 and currently serves as investment advisor to the Fund pursuant to the Current Investment Advisory Agreement between the Fund and Advisor dated July 1, 2005, which was last submitted to Shareholders for approval at a Shareholder meeting on May 27, 2005, and adjourned to June 22, 2005.

     The Fund retained the Advisor to manage the investment of the Fund's assets and to provide such investment research, advice and supervision, in conformity with the Fund's investment objectives and policies, as may be necessary for the operations of the Fund.

     The Advisor provides investment management services to institutional investors through a wide range of real estate related investment opportunities in the fixed income and equity asset classes. The Advisor's investment programs include strategically tailored single client accounts and commingled funds. As of June 30, 2005 the Advisor had over $11.6 billion of assets under management.

The Fund pays the Advisor an "Investment Management Fee" equal to 1/12th of 1% of the Fund's monthly net assets (the "Investment Management Fee"). The term "monthly net assets" means the net assets of the Fund as those assets were last calculated on the last business day of the preceding month, adjusted for any capital contributions or distributions made as of the first business day of the current month. The Investment Management Fee shall be paid propmptly after the end of the current month. If the New Investment Advisory Agreement is approved, the Investment Management Fee will not be increased for 2 years after the date of the agreement. Each Investment Advisory Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with its duties under each Investment Advisory Agreement,


---------------
(1) The rate of interest is governed by state law and may not be the same for all Shareholders.

and will pay all salaries of the Fund's Directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Advisor.


     The aggregate amount of the Advisor's Investment Management Fee from July 1, 2005, the date the investment advisory fee became effective pursuant to the Current Investment Advisory Agreement, until the fiscal year end, July 31, 2005 was $13,441.07. [No other material payments were made by the Fund to the Advisor, or any affiliated person of the Advisor, during the fiscal year ended July 31, 2005 except for payments made to the Advisor in its capacity as administrator to the Fund.

     The name and principal occupation of the principal executive officer and each director of the Advisor are set forth below. The business address of each listed person is 116 Welsh Road, Horsham, Pennsylvania 19044.

          NAME               PRINCIPAL OCCUPATION

  Eric R. Lindner          Chief Executive Officer and Director of the Advisor;
                           Executive Vice President of GMAC Commercial Holding
                           Corp.

  Nathan J. Kornfeld       President of the Advisor; President of the Fund

  Scot B. Barker           President and COO of GMAC Commercial Holding Corp.

  James A. Dalton          Executive Vice President of GMAC Commercial Holding
                           Corp.

  Brian R. DiDonato        Executive Vice President/Managing Director of the
                           Advisor

  Paul J. Dolinoy          Executive Vice President/Managing Director of the
                           Advisor

  Charles J. Dunleavy      Vice Chairman of GMAC Commercial Holding Corp.;
                           Director of the Advisor

  Robert A. Fabiszewski    Executive Vice President/Managing Director of the
                           Advisor

  Robert D. Feller         Chief Executive Officer of GMAC Commercial Holding
                           Corp.

  Kurt L. Wright           Senior Vice President/Managing Director of the
                           Advisor

     No officers or Directors of the Fund own securities or have any other material direct or indirect interest in the Advisor or any other person controlling, controlled by or under common control with the Advisor.

     None of the Directors of the Fund has been involved in a material transaction since the beginning of the most recent fiscal year, or in any material proposed transactions, to which the Advisor, GMACCM, or any subsidiary of either the Advisor or GMACCM was or is to be a party.

     There is no known reason that the financial condition of the Advisor after the Purchase Transaction would be reasonably likely to impair the financial ability of the Advisor to fulfill its commitment to the Fund under the New Investment Advisory Agreement.

                         *       *        *        *        *

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Schwartz & Hofflich LLP ("S&H"), the Fund's independent accountant, will provide financial statements audit and tax return preparation services, including audit related reviews of various SEC filings. S&H has been the Fund's principal accountant since inception. The address of S&H is 37 North Avenue, Norwalk, Connecticut 06851. Representatives of S&H are not expected to be present at the Meeting.

AUDIT FEES

     The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Fund's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $73,000 from the Fund's inception to the fiscal year ended January 31, 2005 and $[0] for the fiscal year ended July 31, 2005.

AUDIT RELATED FEES

     No fees have been billed since the Fund's inception for assurance and related services rendered to the Fund by the principal accountant that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported in the preceding paragraph of this Item. As such, there were no audit-related fees required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

TAX FEES

     No fees have been billed since the Fund's inception for professional services rendered to the Fund by the principal accountant for tax compliance, tax advice, and tax planning. As such there were no tax fees required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

ALL OTHER FEES

     No fees have been billed since the Fund's inception for products and services rendered to the Fund and provided by the principal accountant, other than the services reported in the preceding paragraphs of this Item. As such, there were no other fees required to be pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

PRE-APPROVAL POLICY

     Pursuant to the Audit Committee Charter, the Audit Committee has the power to pre-approve the performance by the auditors of audit-related services, including internal control-related services, where such services are reasonably related to the performance of the audit or review of the Fund's financial statements and/or the Fund's internal control over financial reporting that are traditionally performed by the independent auditor.

     The Audit Committee also has the power to pre-approve the performance by the auditors of any non-audit service, including tax services for the Fund, if such service is not a prohibited service under Section 201 of the Sarbanes-Oxley Act of 2002, and such pre-approval shall be required before any such service may be performed for the Fund. The Audit Committee must timely advise the President of the Fund, as the person responsible for preparing and filing the Fund's reports under the Securities and Exchange Act of 1934, as amended, as required by the 1940 Act, of the approval of such audit non-service and direct that such service be disclosed in such reports.

     No non-audit fees have been billed by S&H for services rendered to the Fund for the fiscal years ended January 31, 2005 and July 31, 2005. Since inception, no non-audit fees have been billed by S&H for services rendered to the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund.

     Because S&H did not provide any non-audit services to the Advisor, and any entity controlling, controlled by, or under common control with the Advisor, the Audit Committee did not need to considered whether the provision of ongoing services to the Fund that were not pre-approved pursuant to Section 2-01(c)(7)(ii) of Regulation S-X are compatible with maintaining S&H's independence.

                         *       *        *        *        *

                                 ADMINISTRATION

     The Advisor acts as the Fund's administrator (the "Administrator") under an administration agreement between the Fund and the Advisor dated June 1, 2005 (the "Administration Agreement"). The Administrator's address is 116 Welsh Road, Horsham, Pennsylvania 19044. The Administrator receives an administration fee equal to 1/12th of 0.15% of the Fund's net assets, adjusted for any capital contributions or distributions, as calculated on the last business day of the preceding month.

     State Street Bank and Trust Company acts as the Fund's sub-administrator (the "Sub-Administrator"). The Sub-Administrator's address is One Federal Plaza, 8th Floor, Boston, MA 02110. The Sub-Administrator is paid by the Advisor in its role as the Fund's Administrator. The Sub-Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations. For these services and based on an estimated Fund size of $100 million, a monthly fee at an annual rate of at least $150,000 will be paid. The Advisor uses the amounts paid by the Fund to the Advisor as Administrator to cover the cost of the Sub-Administrator.

                         *       *        *        *        *

                             ADDITIONAL INFORMATION

     The Fund sent a free copy of the its annual report for the fiscal year ended January 31, 2005, which included audited financial statements, to Shareholders of record and known beneficial owners. The Board has subsequently changed the Fund's fiscal year end from January 31 to July 31. Once prepared, Shareholders of record or beneficial owners will be sent a free copy of the Fund's annual report for the fiscal year ended July 31, 2005. Shareholders of record or beneficial owners may also request a free copy of the Fund's semi-annual report or annual report, which includes audited financial statements, by writing Rene Paradis at GMAC Institutional Advisors LLC, 116 Welsh Road, Horsham, Pennsylvania 19044 or by calling (215) 328-1345 collect.

     The Fund will send a proxy statement to each Shareholder of record, even if that means multiple proxy statements may be mailed to the same address. Shareholders sharing an address who receive multiple copies of annual reports or proxy statements and wish to request delivery of a single copy of annual reports or proxy statements may do so by writing Michelle Vaughn at GMAC Institutional Advisors LLC, 116 Welsh Road, Horsham, Pennsylvania 19044 or by calling (215) 328-1303 collect.

     Shareholders are not entitled to exercise the rights of an objecting shareholder under Maryland General Corporation Law with respect to any of the proposals unless the Board, in its sole discretion, may determine.

OUTSTANDING SHARES

     The table below shows the outstanding securities of the Fund as of July 31, 2005.

  (1)           (2)              (3)                             (4)
TITLE OF      AMOUNT      AMOUNT HELD BY FUND    AMOUNT OUTSTANDING EXCLUSIVE OF
 CLASS      AUTHORIZED    OR FOR ITS ACCOUNT           AMOUNT SHOWN UNDER (3)

Common      50,000,000        0 Shares                   1,631,852 Shares
 Stock        Shares

OWNERSHIP OF SECURITIES

     The Directors do not beneficially own any Shares. Including Shares which they have the right to acquire and any beneficial ownership, the Fund's current executive officers hold 5 Shares with a value of $47.45 as of July 31, 2005.

     There have been no purchases or sales of securities of the Advisor or its parent, or subsidiaries of either since the beginning of most recently complete fiscal year by any Director or Nominee.

PRINCIPAL SHAREHOLDERS

     As of July 31, 2005 the Fund does not know of any person, other than those identified below, who owns beneficially 5% or more of the outstanding Shares of the Fund. No Shareholder currently has the right to acquire beneficial ownership of any Shares.

                                       NUMBER OF SHARES    PERCENTAGE OF SHARES
 SHAREHOLDER NAME AND ADDRESS                OWNED          AS OF JULY 31, 2005

Mellon Trust of New England, N.A.,          743,125               45.538%
  solely in its capacity as Trustee for
  the McDermott Incorporated Master Trust
135 Santilli Highway
Everett, MA 02149

GMAC Commercial Mortgage                    619,316               37.950%
200 Witmer Road
Horsham, PA 19044

D. Canale & Co.*                             194,148               11.897%
President & CEO
40 South Main Street, Suite 2100
Memphis, TN 38103


     In addition, the Directors and officers of the Fund and their associates, in the aggregate, owned less than 1% of the Fund's outstanding Shares as of July 31, 2005.

                         *       *        *        *        *

                                  OTHER MATTERS

     No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of Shareholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Fund.

                         *       *        *        *        *

                              SHAREHOLDER PROPOSALS

     Shareholders wishing to nominate Directors or submit other proposals must provide notice in writing to the Secretary of the Fund. In order to be considered at the Fund's 2006 annual meeting, Shareholder proposals must satisfy the requirements of the federal securities laws. The deadline for submitting Shareholder proposals for inclusion in the Fund's proxy statement and form of proxy for the Fund's next annual meeting is January 1, 2006. After January 1, 2006, notice of a Shareholder proposal will be considered untimely. The chairperson of the Meeting may refuse to acknowledge a nomination or other proposal by a Shareholder that is not made in the manner described above.


* - On August 25, 2005, D. Canale & Co. requested a tender offer so that it may liquidate all of its Shares in the Fund. As a result, the Board, in its sole discretion, may elect to make a discretionary tender offer to all shareholders. If approved, it is expected that the tender offer period will commence October 3, 2005 and expire on October 31, 2005.

Shareholders may send communications or proposals to the attention of the Marisol Lauerman, Secretary, Quadrant Fund, Inc., 116 Welsh Road, Horsham, Pennsylvania 19044.

     Shareholders who wish to contact the Fund's Independent Directors may do so by directing communications to the attention of the Michelle Vaughn, Chief Compliance Officer, Quadrant Fund, Inc., 116 Welsh Road, Horsham, Pennsylvania 19044. The Chief Compliance Officer will relay all messages received from Shareholders to each Board member.

                         *       *        *        *        *

                           NOTICE TO BANKS AND VOTING
                           TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, at 116 Welsh Road, Horsham, PA 19044, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to such beneficial owners of Shares.


                                      By order of the Board of Directors,



                                      /s/   Marisol Lauerman



                                      Marisol Lauerman
                                      Secretary

Dated:  September 2, 2005

                               QUADRANT FUND, INC.

           PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS SEPTEMBER 13,
                                      2005

The undersigned appoints as proxies Rene Paradis, Marisol Lauerman and Michelle Vaughn, and each of them (with power of substitution), to vote all the undersigned's shares in Quadrant Fund, Inc. (the "Fund") at the Annual Meeting of Shareholders to be held on September 13, 2005, at 11:00 a.m. Eastern Time at the offices of Quadrant Fund, Inc., 116 Welsh Road, Horsham, PA 19044, and any adjournment thereof (the "Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSALS SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

***CONTROL NUMBER: 999 999 999 999 99***

 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE
        THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE FILL IN THE BOX(ES) AS SHOWN:  [X]


                                                           FOR           AGAINST             ABSTAIN
To approve a new Investment Advisory Agreement             [ ]             [ ]                 [ ]
between Quadrant Fund, Inc. (the "Fund") and
GMAC Institutional Advisors LLC (the "Advisor")
as a result of a change in control of the
Advisor, such Investment Advisory Agreement to
be substantially similar to the currently
effective Investment Advisory Agreement (Proposal 1)

To elect Directors (Proposal 2)                                        Withheld
                                                         For All        For All
                                                         Nominees:      Nominees:
Nominees:                                                                          __________________________
E. Elliott Crutchfield Jr. (Class II)                                              For All Nominees Except as
Harald Hansen (Class I)                                     [ ]           [ ]              Noted Above
Paul Szurek (Class I)

To eliminate the classification of the Board                [ ]           [ ]                  [ ]
of Directors, thus exempting the Fund from
the state law requirement to hold
annual meetings (Proposal 3)

To vote on any other matters that properly                  [ ]           [ ]                  [ ]
come before the meeting and any adjournment
thereof (Proposal 4)

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Please Print:


--------------------------------------
Name

--------------------------------------
Address

--------------------------------------
Address 2

--------------------------------------
City, State, Zip

--------------------------------------------------------------------------------
                                                 Please sign exactly as name
                                                 appears above.  If shares are
                                                 held in the name of joint
--------------------------------------------     owners, each should sign.
Signature                                        Attorneys-in-fact, executors,
                                                 administrators, etc. should so
                                                 indicate.  If Shareholder is a
--------------------------------------------     corporation or partnership,
Signature                                        please sign in full corporate
                                                 or partnership name by
                                                 authorized person.
--------------------------------------, 2005
Date
--------------------------------------------------------------------------------

                                                                      APPENDIX A

                      FORM OF INVESTMENT ADVISORY AGREEMENT

           AGREEMENT dated [date] between Quadrant Fund, Inc. (the "Fund"), a Maryland corporation, and GMAC Institutional Advisors, LLC (the "Advisor"), a Delaware limited liability company.

           In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

           1.   In General
                ----------

           The Advisor agrees, all as more fully set forth herein, to act as investment advisor to the Fund with respect to the investment of the Fund's assets and to supervise and arrange the purchase of securities for and the sale of securities held in the investment portfolio of the Fund.

           2.   Duties and obligations of the Advisor with respect to
                -----------------------------------------------------
                investments of assets of the Fund
                ---------------------------------

                (a) Subject to the succeeding provisions of this Section 2 and subject to the direction and control of the Fund's Board of Directors, the Advisor shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of the Fund's assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervise continuously the investment program of the Fund and the composition of its investment portfolio; and (iii) arrange, subject to the provisions of
Section 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund.

                (b) In the performance of its duties under this Agreement, the Advisor shall at all times conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"),and of any rules or regulations in force thereunder; (ii) any other applicable provision of law; (iii) the provisions of the Articles of Incorporation and By-Laws of the Fund, as such documents are amended from time to time; and (iv) any policies and determinations of the Board of Directors of the Fund.

                (c) The Advisor will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or directors fees of any officers or directors of the Fund who are affiliated persons (as defined in the 1940 Act) of the Advisor.

                (d) The Advisor shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Advisor shall not be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

                (e) Nothing in this Agreement shall prevent the Advisor or any director, officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any lawful activity, and shall not in any way limit or restrict the Advisor or any of its partners, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

           3.   Portfolio Transactions and Brokerage
                ------------------------------------

                The Advisor is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such securities dealers as may, in the judgment of the Advisor, implement the policy of the Fund to obtain the best net result taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Advisor is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Advisor to be useful or valuable to the performance of its investment advisory functions for the Fund.

           4.   Compensation of the Advisor
                ---------------------------

                The Fund shall pay the Advisor an investment management fee equal to 1/12th of 1% of the Fund's monthly net assets (the "Investment Management Fee"). The term "monthly net assets" means the net assets of the Fund as those assets were last calculated on the last business day of the preceding month, adjusted for any capital contributions or distributions made as of the first business day of the current month. The Investment Management Fee shall be paid promptly after the end of the current month.

           5.   Indemnity
                ---------

                (a) The Fund hereby agrees to indemnify the Advisor and each of the Advisor's directors, officers, employees and agents (including any individual who serves at the Advisor's request as director, officer, partner, trustee or the like of another corporation or other entity) (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this
Section 5 or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith,
(iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of Directors of the Fund.

                (b) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that it is entitled to such indemnification and if the directors of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide security for this undertaking, (B) the Fund shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum consisting of directors of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Directors") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry),that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Directors of the Fund, or (ii)if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations regarding advance payments in connection with the expense of defending any proceeding shall be authorized in accordance with the immediately preceding clause (2) above.

                The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

                6.   Duration, Termination and Amendment
                     -----------------------------------

                This Agreement shall become effective on the date first set forth above and shall continue until [date + 2 years]. This Agreement shall continue thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the 1940 Act.

                This Agreement may be terminated by the Advisor at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Advisor sixty days' notice (which notice may be waived by the Advisor), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the directors of the Fund in office at the time or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the voting securities of the Fund at the time outstanding and entitled to vote. This Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the 1940 Act).

                This Agreement may be amended at any time, but only by written agreement between the Advisor and the Fund, which amendment must be approved by the Board of Directors of the Fund, as required by the 1940 Act. The parties hereto agree that the Investment Management Fee shall not be increased for a period of two years from the date hereof (or for such other period as provided in Section 15(f) of the 1940 Act).

                7.   Notices
                     -------

                Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

                8.   Governing Law
                     -------------

                This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

           IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their respective seals to be hereunto affixed, all as of the day and the year first above written.

                                            QUADRANT FUND, INC.

                                            By:
                                               -----------------------
                                               Name:
                                               Title:


                                            GMAC INSTITUTIONAL ADVISORS, LLC

                                            By:
                                               -----------------------
                                               Name:
                                               Title:

                                                                      APPENDIX B

                      FORM OF INVESTMENT ADVISORY AGREEMENT

          AGREEMENT dated [DELETED: July 1, 2005] [ADDED: date] between Quadrant Fund, Inc. (the "Fund"), a Maryland corporation, and GMAC Institutional Advisors, LLC (the "Advisor"), a Delaware limited liability company.

          In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

          1.   In General
               ----------

          The Advisor agrees, all as more fully set forth herein, to act as investment advisor to the Fund with respect to the investment of the Fund's assets and to supervise and arrange the purchase of securities for and the sale of securities held in the investment portfolio of the Fund.

          2.   Duties and obligations of the Advisor with respect to investments
               -----------------------------------------------------------------
               of assets of the Fund
               ---------------------

               (a) Subject to the succeeding provisions of this Section 2 and subject to the direction and control of the Fund's Board of Directors, the Advisor shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of the Fund's assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervise continuously the investment program of the Fund and the composition of its investment portfolio; and (iii) arrange, subject to the provisions of
Section 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund.

               (b) In the performance of its duties under this Agreement, the Advisor shall at all times conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"),and of any rules or regulations in force thereunder; (ii) any other applicable provision of law; (iii) the provisions of the Articles of Incorporation and By-Laws of the Fund, as such documents are amended from time to time; and (iv) any policies and determinations of the Board of Directors of the Fund.

               (c) The Advisor will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or directors fees of any officers or directors of the Fund who are affiliated persons (as defined in the 1940 Act) of the Advisor.

               (d) The Advisor shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Advisor shall not be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

               (e) Nothing in this Agreement shall prevent the Advisor or any director, officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any lawful activity, and shall not in any way limit or restrict the Advisor or any of its partners, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

          3.   Portfolio Transactions and Brokerage
                 ------------------------------------

          The Advisor is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such securities dealers as may, in the judgment of the Advisor, implement the policy of the Fund to obtain the best net result taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Advisor is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Advisor to be useful or valuable to the performance of its investment advisory functions for the Fund.

          4.   Compensation of the Advisor
               ---------------------------

          [DELETED: On the first business day of each month, the] [ADDED: The] Fund [DELETED: will] [ADDED: shall] pay the Advisor [DELETED:, in advance, a] [ADDED: an investment] management fee equal to 1/12th of 1% of the [ADDED:
Fund's monthly] net assets [DELETED: of the Fund as those net] [ADDED: (the "Investment Management Fee"). The term "monthly net assets" means the net assets of the Fund as those] assets were [DELETED: calculated as of 4 pm] on the last business day of the preceding month. [ADDED:, adjusted for any capital contributions or distributions made as of the first business day of the current month. The Investment Management Fee shall be paid promptly after the end of the current month.]

          5.   Indemnity
               ---------

               (a) The Fund hereby agrees to indemnify the Advisor and each of the Advisor's directors, officers, employees and agents (including any individual who serves at the Advisor's request as director, officer, partner, trustee or the like of another corporation or other entity) (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this
Section 5 or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith,
(iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of Directors of the Fund.

               (b) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that it is entitled to such indemnification and if the directors of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide security for this undertaking, (B) the Fund shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum consisting of directors of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Directors") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry),that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

               (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Directors of the Fund, or (ii)if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations regarding advance payments in connection with the expense of defending any proceeding shall be authorized in accordance with the immediately preceding clause (2) above.

          The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

          6.   Duration, Termination and Amendment
               -----------------------------------

          This Agreement shall become effective on the date first set forth above and shall continue until [DELETED: June 30, 2007] [ADDED: [date + 2 years].] This Agreement shall continue thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the 1940 Act.

          This Agreement may be terminated by the Advisor at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Advisor sixty days' notice (which notice may be waived by the Advisor), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the directors of the Fund in office at the time or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the voting securities of the Fund at the time outstanding and entitled to vote. This Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the 1940 Act).

          This Agreement may be amended at any time, but only by written agreement between the Advisor and the Fund, which amendment must be approved by the Board of Directors of the Fund, as required by the 1940 Act. [ADDED: The parties hereto agree that the Investment Management Fee shall not be increased for a period of two years from the date hereof (or for such other period as provided in Section 15(f) of the 1940 Act).]

          7.   Notices
               -------

               Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

          8.   Governing Law
               -------------

          This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their respective seals to be hereunto affixed, all as of the day and the year first above written.

                                       QUADRANT FUND, INC.

                                       By:_____________________
                                          Name:
                                          Title:


                                       GMAC INSTITUTIONAL ADVISORS, LLC

                                       By:_____________________
                                          Name:
                                          Title:

                                                                      APPENDIX C


                      ARTICLES OF AMENDMENT AND RESTATEMENT

                                       OF

                               QUADRANT FUND, INC.

            QUADRANT FUND, INC., a Maryland corporation having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

            FIRST: The charter of the Corporation (the "Charter") is hereby amended as follows:

                       (a) The second paragraph of Section (1) of Article VI is deleted in its entirety and replaced with the following:

                                    A DIRECTOR ELECTED BY THE STOCKHOLDERS SHALL
                           HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF
                           STOCKHOLDERS AND UNTIL HIS SUCCESSOR IS ELECTED AND SHALL QUALIFY, SUBJECT, HOWEVER, TO PRIOR DEATH, DISABILITY, RESIGNATION, RETIREMENT, DISQUALIFICATION OR REMOVAL FROM OFFICE. THE CORPORATION IS NOT REQUIRED TO HOLD AN ANNUAL MEETING OF THE STOCKHOLDERS IN ANY YEAR IN WHICH THE ELECTION OF DIRECTORS IS NOT REQUIRED TO BE ACTED UPON UNDER THE 1940 ACT. IN NO CASE SHALL A DECREASE IN THE NUMBER OF DIRECTORS SHORTEN THE TERM OF ANY INCUMBENT DIRECTOR. ANY VACANCY ON THE BOARD OF DIRECTORS THAT RESULTS FROM AN INCREASE IN THE NUMBER OF DIRECTORS MAY BE FILLED BY A MAJORITY OF THE ENTIRE BOARD OF DIRECTORS, PROVIDED THAT A QUORUM IS PRESENT, AND ANY OTHER VACANCY OCCURRING IN THE BOARD OF DIRECTORS MAY BE FILLED BY A MAJORITY OF THE DIRECTORS THEN IN OFFICE, WHETHER OR NOT SUFFICIENT TO CONSTITUTE A QUORUM, OR BY A SOLE REMAINING DIRECTOR. A DIRECTOR ELECTED BY THE BOARD OF DIRECTORS TO FILL ANY VACANCY IN THE BOARD OF DIRECTORS SHALL SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS SUCCESSOR SHALL BE ELECTED AND SHALL QUALIFY, SUBJECT, HOWEVER, TO PRIOR DEATH, RESIGNATION, RETIREMENT, DISQUALIFICATION OR REMOVAL FROM OFFICE. A DIRECTOR MAY BE REMOVED FOR CAUSE ONLY, AND NOT WITHOUT CAUSE, AND ONLY BY ACTION OF THE STOCKHOLDERS TAKEN BY THE HOLDERS OF AT LEAST A MAJORITY OF THE SHARES OF CAPITAL STOCK THEN ENTITLED TO VOTE IN AN ELECTION OF SUCH DIRECTOR.

            SECOND: The foregoing amendment to the Charter of the Corporation does not increase the authorized stock of the Corporation.

            THIRD: The foregoing amendment to the Charter of the Corporation has been advised by the Board of Directors and approved by the stockholders of the Corporation.

            FOURTH: The Corporation desires to restate its Charter as currently in effect (including the amendment set forth above), and the Charter of the Corporation is hereby restated in its entirety to read as follows, the following provisions constituting all of the provisions of the Charter of the Corporation currently in effect:

                                *  *  *  *  *


                                    ARTICLE I

                                      NAME

            The name of the Corporation is QUADRANT FUND, INC. (the "Corporation").

                                   ARTICLE II

                               PURPOSES AND POWERS

            The purposes for which the Corporation is formed are to act as a closed-end investment company under the federal Investment Company Act of 1940, as amended (the "1940 Act"), and to exercise and enjoy all of the general powers, rights and privileges granted to, or conferred upon, corporations by the Maryland General Corporation Law now or hereafter in force.

                                   ARTICLE III

                       PRINCIPAL OFFICE AND RESIDENT AGENT

            The post office address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, a corporation of the State of Maryland, and the post office address of the resident agent is 300 East Lombard Street, Baltimore, Maryland 21202.

                                   ARTICLE IV

                                  CAPITAL STOCK

            (1) The total number of shares of capital stock which the Corporation shall have authority to issue is Fifty Million (50,000,000) shares, all of one class called Common Stock, of the par value of one cent ($.01) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000). The Board of Directors may classify and reclassify any unissued shares of capital stock (whether or not such shares have been previously classified or reclassified) by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock.

            (2) The dividends and distributions of investment income and capital gains with respect to the capital stock of the Corporation, shall be in such amount as may be declared from time to time by the Board of Directors, and for such purposes as the Board of Directors may deem appropriate, including, but not limited to, the purpose of complying with requirements of regulatory or legislative authorities.

            (3) The Corporation shall be entitled to purchase shares of its capital stock, to the extent that the Corporation may lawfully effect such purchase under the laws of the State of Maryland, upon such terms and conditions and for such consideration as the Board of Directors shall deem advisable, but not at a price exceeding the net asset value per share.

            (4) The net asset value of each share of the Corporation's capital stock issued and sold or purchased at net asset value shall be the current net asset value per share of the shares as determined in accordance with procedures adopted from time to time by the Board of Directors which comply with the 1940 Act with such current net asset value to be based on the assets of the Corporation less the liabilities.

            (5) In the absence of any specification as to the purpose for which shares of capital stock of the Corporation are purchased by it, all shares purchased shall be deemed to be retired in the sense contemplated by the Maryland General Corporation Law and the number of the authorized shares of stock of the Corporation shall not be reduced by the number of any shares purchased by it.

            (6) Shares of capital stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors, acting in its sole discretion, provided that dividends or distributions shall be paid on shares of Common Stock only out of lawfully available assets.

            (7) In the event of the liquidation or dissolution of the Corporation, the holders of the Corporation's Common Stock shall be entitled to receive, out of the assets of the Corporation available for distribution to the holders of Common Stock, the assets of the Corporation. The assets so distributable to the holders of Common Stock shall be distributed among such stockholders in proportion to the number of shares held by them and recorded on the books of the Corporation.

            (8) On each matter submitted to a vote of the holders of Common Stock, each holder of a share of Common Stock shall be entitled to one vote for each such share standing in his name on the books of the Corporation.

            (9) The Corporation may issue shares of stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of capital stock having proportionately to the respective fractions represented thereby all the rights of whole shares, including without limitation, the right to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of the Corporation, but excluding the right to receive a stock certificate representing fractional shares.

            (10) All persons who shall acquire capital stock or other securities of the Corporation shall acquire the same subject to the provisions of the Charter and the By-Laws of the Corporation, as each may be amended from time to time.

            (11) No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall be entitled to exercise the rights of an objecting stockholder under Sections 3-201 et seq. of the Maryland General Corporation Law, other than such, if any, as the Board of Directors, in its sole discretion, may determine.

                                    ARTICLE V

       PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN POWERS OF
              THE CORPORATION AND OF THE DIRECTORS AND STOCKHOLDERS

            (1) The number of directors of the Corporation shall be four (4), which number may be increased or decreased by or pursuant to the By-Laws of the Corporation, but shall never be less than the minimum number permitted by the General Laws of the State of Maryland now or hereafter in force. The names of those four (4) persons who currently act as directors until the next annual meeting and until their successors are elected and qualified are E. Elliott Crutchfield, Jr., Harald Hansen, Paul Szurek and Kurt Wright.

            A director elected by the stockholders shall hold office until the next annual meeting of stockholders and until his successor is elected and shall qualify, subject, however, to prior death, disability, resignation, retirement, disqualification or removal from office. The Corporation is not required to hold an annual meeting of the stockholders in any year in which the election of directors is not required to be acted upon under the 1940 Act. In no case shall a decrease in the number of directors shorten the term of any incumbent director. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the entire Board of Directors, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, whether or not sufficient to constitute a quorum, or by a sole remaining director. A director elected by the Board of Directors to fill any vacancy in the Board of Directors shall serve until the next annual meeting of stockholders and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. A director may be removed for cause only, and not without cause, and only by action of the stockholders taken by the holders of at least a majority of the shares of capital stock then entitled to vote in an election of such director.

            (2) The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of capital stock, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such limitations as may be set forth in the Charter or in the By-Laws of the Corporation or in the Maryland General Corporation Law or the 1940 Act, and without any action by the stockholders.

            (3) Subject to any limitations imposed by the 1940 Act, the Corporation shall indemnify (A) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law and (B) other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the Charter of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

            (4) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the 1940 Act, no director or officer of this Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

            (5) The enumeration and definition of particular powers of the Board of Directors included in the foregoing shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of the Charter of the Corporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the General Laws of the State of Maryland now or hereafter in force.

                                   ARTICLE VI

                           DENIAL OF PREEMPTIVE RIGHTS

            No stockholder of the Corporation shall by reason of his holding shares of capital stock have any preemptive or preferential right to purchase or subscribe to any shares of capital stock of the Corporation, now or hereafter authorized, or any notes, debentures, bonds or other securities convertible into shares of capital stock, now or hereafter to be authorized, whether or not the issuance of any such shares of capital stock, or notes, debentures, bonds or other securities would adversely affect the dividend or voting rights of such stockholder; and the Board of Directors may issue shares of any class of capital stock of the Corporation, or any notes, debentures, bonds, or other securities convertible into shares of any class of capital stock of the Corporation, either, in whole or in part, to the existing stockholders.

                                   ARTICLE VII

                          CERTAIN VOTES OF STOCKHOLDERS

            Except as otherwise provided in the Charter and notwithstanding any provision of the Maryland General Corporation Law other than sections 3-601 through 3-603 of the Maryland General Corporation Law, or any successors thereto requiring approval by the stockholders of any action by the affirmative vote of a greater proportion than a majority of the votes entitled to be cast on the matter, any such action may be taken or authorized upon the concurrence of a majority of the number of votes entitled to be cast thereon. Notwithstanding the terms of section 3-603(e)(1)(v) of the Maryland General Corporation Law (or any successor thereto), the Corporation hereby expressly elects to be subject to the requirements of section 3-602 of the Maryland General Corporation Law.

                                  ARTICLE VIII

                              DETERMINATION BINDING

            Any determination made in good faith, so far as accounting matters are involved, in accordance with accepted accounting practice by or pursuant to the authority of the direction of the Board of Directors, as to the amount of assets, obligations or liabilities of the Corporation, as to the amount of net income of the Corporation from dividends and interest for any period or amounts at any time legally available for the payment of dividends, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating reserves or as to the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which such reserves or charges shall have been created, shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the price of any security owned by the Corporation or as to any other matters relating to the issuance, sale, redemption or other acquisition or disposition of securities or shares of capital stock of the Corporation, and any reasonable determination made in good faith by the Board of Directors shall be final and conclusive, and shall be binding upon the Corporation and all holders of its capital stock, past, present and future, and shares of the capital stock of the Corporation are issued and sold on the condition and understanding, evidenced by the purchase of shares of capital stock or acceptance of share certificates, that any and all such determinations shall be binding as aforesaid. No provision of the Charter shall be effective to (a) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the 1940 Act, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (b) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                                   ARTICLE IX

                        PRIVATE PROPERTY OF STOCKHOLDERS

            The private property of stockholders shall not be subject to the payment of corporate debts to any extent whatsoever.

                                    ARTICLE X

                               PERPETUAL EXISTENCE

            The duration of the Corporation shall be perpetual.

                                   ARTICLE XI

                         CONVERSION TO OPEN-END COMPANY

            Notwithstanding any other provisions of the Charter or the By-Laws of the Corporation, a favorable vote of a majority of the entire Board of Directors of the Corporation and the favorable vote of the holders of a majority of the shares of capital stock of the Corporation entitled to be voted on the matter, unless a greater vote is required under the 1940 Act, shall be required to approve, adopt or authorize an amendment to the Charter that makes the Common Stock a "redeemable security" (as that term is defined in the 1940 Act).

            The Corporation shall notify the holders of all capital securities of the approval, in accordance with the preceding paragraph of this Article XI, of any amendment to the Charter that makes the Common Stock a "redeemable security" (as that term is defined in the 1940 Act) no later than thirty (30) days prior to the date of filing of such amendment with the Department of Assessments and Taxation (or any successor agency) of the State of Maryland; such amendment may not be so filed, however, until the later of (x) ninety (90) days following the date of approval of such amendment by the holders of capital securities in accordance with the preceding paragraph of this Article XI and (y) the next January 1 or July 1, whichever is sooner, following the date of such approval by holders of capital securities.

                                   ARTICLE XII

                                    AMENDMENT

            The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Charter, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding any other provisions of the Charter or the By-Laws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, the Charter or the By-Laws of the Corporation), the amendment or repeal of Article IV, Section (1), Section (2), Section (3), or Section (4) of Article V, Article VII, Article IX, Article X,
Article XI or this Article XII of the Charter shall require the affirmative vote of the holders of a majority of the shares of capital stock then entitled to be voted on the matter.


                                *  *  *  *  *

            FIFTH: The foregoing restatement of the Charter of the Corporation has been approved by a majority of the entire Board of Directors of the Corporation.

            SIXTH: The current address of the principal office of the Corporation in the State of Maryland is set forth in Article IV of the foregoing restatement.

            SEVENTH: Then name and address of the Corporation's current resident agent in the State of Maryland is set forth in Article IV of the foregoing restatement.

            EIGHTH: The number of directors of the Corporation and the names of those currently in office are set forth in Article VI of the foregoing restatement.


            IN WITNESS WHEREOF, QUADRANT FUND, INC. has caused these presents to be signed in its name and on its behalf by its President and attested to by its Secretary and its corporate seal to be hereunder affixed on this [__]th day of September, 2005.


ATTEST:                                              QUADRANT FUND, INC.


By: ___________________                              By: __________________
       Marisol Lauerman                                    Nathan Kornfeld
       Secretary                                           President

[SEAL]


         THE UNDERSIGNED, President of QUADRANT FUND, INC., who executed on behalf of said Corporation the foregoing Articles of Amendment and Restatement of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation that these Articles of Amendment and Restatement are the act of the Corporation and certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects, under the penalties of perjury.



                                               ---------------------------------
                                               Nathan Kornfeld
                                               President

                                                                     APPENDIX D

     ARTICLES OF [DELETED: INCORPORATION] [ADDED: AMENDMENT AND RESTATEMENT]

                                       OF

                              QUADRANT FUND, INC.

                              [DELETED: ARTICLE I]

[DELETED: THE UNDERSIGNED, William Taylor IV, whose post office address is 6225 Smith Avenue, Baltimore, Maryland 21209, being at least eighteen (18) years of age, hereby forms a corporation under and by virtue of the Maryland General Corporation Law]

         [ADDED:   QUADRANT  FUND,  INC.,  a  Maryland  corporation  having  its principal office in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:]

         [ADDED: FIRST: The charter of the Corporation (the "Charter") is hereby amended as follows:]

                [ADDED: (a) The second paragraph of Section (1) of Article VI is deleted in its entirety and replaced with the following:]

                        [ADDED:  A director  elected by the  stockholders  shall
                   hold office until the next annual meeting of stockholders and until his successor is elected and shall qualify, subject, however, to prior death, disability, resignation, retirement, disqualification or removal from office. The Corporation is not required to hold an annual meeting of the stockholders in any year in which the election of directors is not required to be acted upon under the 1940 act. In no case shall a decrease in the number of directors shorten the term of any incumbent director. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the entire Board of Directors, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, whether or not sufficient to constitute a quorum, or by a sole remaining director. A director elected by the Board of Directors to fill any vacancy in the Board of Directors shall serve until the next annual meeting of stockholders and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. A director may be removed for cause only, and not without cause, and only by action of the stockholders taken by the holders of at least a majority of the shares of capital stock then entitled to vote in an election of such director.]

         [ADDED: SECOND: The foregoing amendment to the Charter of the Corporation does not increase the authorized stock of the Corporation.]

         [ADDED: THIRD: The foregoing amendment to the Charter of the Corporation has been advised by the Board of Directors and approved by the stockholders of the Corporation.]

         [ADDED: FOURTH: The Corporation desires to restate its Charter as currently in effect (including the amendment set forth above), and the Charter of the Corporation is hereby restated in its entirety to read as follows, the following provisions constituting all of the provisions of the Charter of the Corporation currently in effect:]

                                   * * * * *


                    [DELETED: ARTICLE II] [ADDED: ARTICLE I]

                                      NAME

         The name of the Corporation is QUADRANT FUND, INC. (the "Corporation").

                   [DELETED: ARTICLE III] [ADDED: ARTICLE II]

                              PURPOSES AND POWERS

         The purposes for which the Corporation is formed are to act as a closed-end investment company under the federal Investment Company Act of 1940, as amended (the "1940 Act"), and to exercise and enjoy all of the general powers, rights and privileges granted to, or conferred upon, corporations by the Maryland General Corporation Law now or hereafter in force.

                   [DELETED: ARTICLE IV] [ADDED: ARTICLE III]

                      PRINCIPAL OFFICE AND RESIDENT AGENT

         The post office address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, a corporation of the State of Maryland, and the post office address of the resident agent is 300 East Lombard Street, Baltimore, Maryland 21202.

                    [DELETED: ARTICLE V] [ADDED: ARTICLE IV]

                                 CAPITAL STOCK

         (1) The total number of shares of capital stock which the Corporation shall have authority to issue is Fifty Million (50,000,000) shares, all of one class called Common Stock, of the par value of one cent ($.01) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000). The Board of Directors may classify and reclassify any unissued shares of capital stock (whether or not such shares have been previously classified or reclassified) by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock.

         (2) The dividends and distributions of investment income and capital gains with respect to the capital stock of the Corporation, shall be in such amount as may be declared from time to time by the Board of Directors, and for such purposes as the Board of Directors may deem appropriate, including, but not limited to, the purpose of complying with requirements of regulatory or legislative authorities.

         (3) The Corporation shall be entitled to purchase shares of its capital stock, to the extent that the Corporation may lawfully effect such purchase under the laws of the State of Maryland, upon such terms and conditions and for such consideration as the Board of Directors shall deem advisable, but not at a price exceeding the net asset value per share.

         (4) The net asset value of each share of the Corporation's capital stock issued and sold or purchased at net asset value shall be the current net asset value per share of the shares as determined in accordance with procedures adopted from time to time by the Board of Directors which comply with the 1940 Act with such current net asset value to be based on the assets of the Corporation less the liabilities.

         (5) In the absence of any specification as to the purpose for which shares of capital stock of the Corporation are purchased by it, all shares purchased shall be deemed to be retired in the sense contemplated by the Maryland General Corporation Law and the number of the authorized shares of stock of the Corporation shall not be reduced by the number of any shares purchased by it.

         (6) Shares of capital stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors, acting in its sole discretion, provided that dividends or distributions shall be paid on shares of Common Stock only out of lawfully available assets.

         (7) In the event of the liquidation or dissolution of the Corporation, the holders of the Corporation's Common Stock shall be entitled to receive, out of the assets of the Corporation available for distribution to the holders of Common Stock, the assets of the Corporation. The assets so distributable to the holders of Common Stock shall be distributed among such stockholders in proportion to the number of shares held by them and recorded on the books of the Corporation.

         (8) On each matter submitted to a vote of the holders of Common Stock, each holder of a share of Common Stock shall be entitled to one vote for each such share standing in his name on the books of the Corporation.

         (9) The Corporation may issue shares of stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of capital stock having proportionately to the respective fractions represented thereby all the rights of whole shares, including without limitation, the right to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of the Corporation, but excluding the right to receive a stock certificate representing fractional shares.

         (10) All persons who shall acquire capital stock or other securities of the Corporation shall acquire the same subject to the provisions of the Charter and the By-Laws of the Corporation, as each may be amended from time to time.

         (11) No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall be entitled to exercise the rights of an objecting stockholder under Sections 3-201 et seq. of the Maryland General Corporation Law, other than such, if any, as the Board of Directors, in its sole discretion, may determine.

                    [DELETED: ARTICLE VI] [ADDED: ARTICLE V]

       PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN POWERS
                                       OF
             THE CORPORATION AND OF THE DIRECTORS AND STOCKHOLDERS

         (1) The number of directors of the Corporation shall be [DELETED: three
(3)] [ADDED: four (4)], which number may be increased or decreased by or pursuant to the By-Laws of the Corporation, but shall never be less than the minimum number permitted by the General Laws of the State of Maryland now or hereafter in force. [DELETED: name of the person who shall act as the initial director until the first annual meeting and until his successor is duly elected and qualified is Daniel Kim.] [ADDED: The names of those four (4) persons who currently act as directors until the next annual meeting and until their successors are elected and qualified are E. Elliott Crutchfield, Jr., Harald Hansen, Paul Szurek and Kurt Wright.]

     [DELETED: Beginning with the first annual meeting of stockholders of the Corporation (the "initial annual meeting"), the directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At the initial annual meeting of stockholders, Class I directors shall be elected for a one-year term, Class II directors for a two-year term and Class III directors for a three-year term. At each annual meeting of stockholders beginning with the annual meeting of stockholders next succeeding the initial annual meeting, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. A director elected by the stockholders shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. If the number of directors is changed, any increase or decrease shall be apportioned among the classes, as of the annual meeting of stockholders next succeeding any such change, so as to maintain a number of directors in each class as nearly equal as possible. [ADDED: A director elected by the stockholders shall hold office until his death, disability, resignation, retirement, disqualification or removal from office.] In no case shall a decrease in the number of directors shorten the term of any incumbent director. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the entire Board of Directors, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, whether or not sufficient to constitute a quorum, or by a sole remaining director. A director elected by the Board of Directors to fill any vacancy in the Board of Directors shall serve until the next [DELETED: annual] meeting of stockholders and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. [DELETED: At any annual meeting of stockholders,] stockholders shall be entitled to elect directors to fill any vacancies in the Board of Directors that have arisen since the preceding [DELETED: annual] meeting of stockholders (whether or not any such vacancy has been filled by election of a new director by the Board of Directors)[DELETED: and any director so elected by the stockholders shall hold office for a term which coincides with the remaining term of the class to which such directorship was previously assigned, if such vacancy arose other than by an increase in the number of directors, and until his successor shall be elected and shall qualify. In the event such vacancy arose due to an increase in the number of directors, any director so elected to fill such vacancy by stockholders at an annual meeting shall hold office for a term which coincides with that of the class to which such directorship has been apportioned as heretofore provided, and until his successor shall be elected and shall qualify.] A director may be removed for cause only, and not without cause, and only by action of the stockholders taken by the holders of at least a majority of the shares of capital stock then entitled to vote in an election of such director. [DELETED: In no case shall a decrease in the number of directors shorten the term of any incumbent director. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the entire Board of Directors, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, whether or not sufficient to constitute a quorum, or by a sole remaining director. A director elected by the Board of Directors to fill any vacancy in the Board of Directors shall serve until the next meeting of stockholders and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Stockholders shall be entitled to elect directors to fill any vacancies in the Board of Directors that have arisen since the preceding meeting of stockholders (whether or not any such vacancy has been filled by election of a new director by the Board of Directors). A director may be removed for cause only, and not without cause, and only by action of the stockholders taken by the holders of at least a majority of the shares of capital stock then entitled to vote in an election of such director.]

         (2) The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of capital stock, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such limitations as may be set forth in the Charter or in the By-Laws of the Corporation or in the Maryland General Corporation Law or the 1940 Act, and without any action by the stockholders.

         (3) Subject to any limitations imposed by the 1940 Act, the Corporation shall indemnify (A) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law and (B) other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the [DELETED: charter] [ADDED: Charter of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

         (4) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the 1940 Act, no director or officer of this Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

         (5) The enumeration and definition of particular powers of the Board of Directors included in the foregoing shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of the Charter of the Corporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the General Laws of the State of Maryland now or hereafter in force.

                   [DELETED: Article VII] [ADDED: ARTICLE VI]

                          DENIAL OF PREEMPTIVE RIGHTS

         No stockholder of the Corporation shall by reason of his holding shares of capital stock have any preemptive or preferential right to purchase or subscribe to any shares of capital stock of the Corporation, now or hereafter authorized, or any notes, debentures, bonds or other securities convertible into shares of capital stock, now or hereafter to be authorized, whether or not the issuance of any such shares of capital stock, or notes, debentures, bonds or other securities would adversely affect the dividend or voting rights of such stockholder; and the Board of Directors may issue shares of any class of capital stock of the Corporation, or any notes, debentures, bonds, or other securities convertible into shares of any class of capital stock of the Corporation, either, in whole or in part, to the existing stockholders.

                  [DELETED: Article VIII] [ADDED: ARTICLE VII]

                         CERTAIN VOTES OF STOCKHOLDERS

         Except as otherwise provided in the Charter and notwithstanding any provision of the Maryland General Corporation Law other than sections 3-601 through 3-603 of the Maryland General Corporation Law, or any successors thereto requiring approval by the stockholders of any action by the affirmative vote of a greater proportion than a majority of the votes entitled to be cast on the matter, any such action may be taken or authorized upon the concurrence of a majority of the number of votes entitled to be cast thereon. Notwithstanding the terms of section 3-603(e)(1)(v) of the Maryland General Corporation Law (or any successor thereto), the Corporation hereby expressly elects to be subject to the requirements of section 3-602 of the Maryland General Corporation Law.

                   [DELETED: Article IX] [ADDED: ARTICLE VIII]

                             DETERMINATION BINDING

         Any determination made in good faith, so far as accounting matters are involved, in accordance with accepted accounting practice by or pursuant to the authority of the direction of the Board of Directors, as to the amount of assets, obligations or liabilities of the Corporation, as to the amount of net income of the Corporation from dividends and interest for any period or amounts at any time legally available for the payment of dividends, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating reserves or as to the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which such reserves or charges shall have been created, shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the price of any security owned by the Corporation or as to any other matters relating to the issuance, sale, redemption or other acquisition or disposition of securities or shares of capital stock of the Corporation, and any reasonable determination made in good faith by the Board of Directors shall be final and conclusive, and shall be binding upon the Corporation and all holders of its capital stock, past, present and future, and shares of the capital stock of the Corporation are issued and sold on the condition and understanding, evidenced by the purchase of shares of capital stock or acceptance of share certificates, that any and all such determinations shall be binding as aforesaid. No provision of the Charter shall be effective to (a) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the 1940 Act, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (b) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                    [DELETED: Article X] [ADDED: ARTICLE IX]

                        PRIVATE PROPERTY OF STOCKHOLDERS

         The private property of stockholders shall not be subject to the payment of corporate debts to any extent whatsoever.

                    [DELETED: Article XI] [ADDED: ARTICLE X]

                              PERPETUAL EXISTENCE

         The duration of the Corporation shall be perpetual.

                    [DELETED: Article XII] [ADDED: ARTICLE XI]

                         CONVERSION TO OPEN-END COMPANY

         Notwithstanding any other provisions of the Charter or the By-Laws of the Corporation, a favorable vote of a majority of the entire Board of Directors of the Corporation and the favorable vote of the holders of a majority of the shares of capital stock of the Corporation entitled to be voted on the matter, unless a greater vote is required under the 1940 Act, shall be required to approve, adopt or authorize an amendment to the Charter that makes the Common Stock a "redeemable security" (as that term is defined in the 1940 Act).

         The Corporation shall notify the holders of all capital securities of the approval, in accordance with the preceding paragraph of this [DELETED:
Article XII] [ADDED: Article XI], of any amendment to the Charter that makes the Common Stock a "redeemable security" (as that term is defined in the 1940 Act) no later than thirty (30) days prior to the date of filing of such amendment with the Department of Assessments and Taxation (or any successor agency) of the State of Maryland; such amendment may not be so filed, however, until the later of (x) ninety (90) days following the date of approval of such amendment by the holders of capital securities in accordance with the preceding paragraph of this [DELETED: Article XII] [ADDED: Article XI] and (y) the next January 1 or July 1, whichever is sooner, following the date of such approval by holders of capital securities.

                  [DELETED: Article XIII] [ADDED: ARTICLE XII]

                                   AMENDMENT

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Charter, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding any other provisions of the Charter or the By-Laws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, the Charter or the By-Laws of the Corporation), the amendment or repeal of [DELETED: Article V] [ADDED: Article IV,] Section (1), Section (2), Section (3), or Section (4) [DELETED: of Article VI, Article VIII, Article X, Article XI, Article XII or this Article XIII] [ADDED: of Article V, Article VII, Article IX, Article X, Article XI or this
Article XII] of the Charter shall require the affirmative vote of the holders of a majority of the shares of capital stock then entitled to be voted on the matter.


                                   * * * * *

         [ADDED: FIFTH: The foregoing restatement of the Charter of the Corporation has been approved by a majority of the entire Board of Directors of the Corporation.]

         [ADDED: SIXTH: The current address of the principal office of the Corporation in the State of Maryland is set forth in Article IV of the foregoing restatement.]

         [ADDED: SEVENTH: Then name and address of the Corporation's current resident agent in the State of Maryland is set forth in Article IV of the foregoing restatement.]

         [ADDED: EIGHTH: The number of directors of the Corporation and the names of those currently in office are set forth in Article VI of the foregoing restatement.]

         [DELETED: IN WITNESS WHEREOF, the undersigned incorporator of QUADRANT FUND, INC. hereby executes the foregoing Articles of Incorporation and acknowledges the same to be his act and further acknowledges that, to the best of his knowledge, the matters and facts set forth therein are true in all material respects under the penalties of perjury.

            Dated the 18th day of October, 2004.

                                                     /s/ William Taylor IV
                                                     -----------------------
                                                     William Taylor IV]

         [ADDED: IN WITNESS WHEREOF, QUADRANT FUND, INC. has caused these presents to be signed in its name and on its behalf by its President and attested to by its Secretary and its corporate seal to be hereunder affixed on this [__]th day of September, 2005.


ATTEST:                                        QUADRANT FUND, INC.


By:                                            By:
    -------------------------                     -----------------------
      Marisol Lauerman                             Nathan Kornfeld
      Secretary                                    President]

[SEAL]


         [ADDED: THE UNDERSIGNED, President of QUADRANT FUND, INC., who executed on behalf of said Corporation the foregoing Articles of Amendment and Restatement of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation that these Articles of Amendment and Restatement are the act of the Corporation and certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects, under the penalties of perjury.



                                               ---------------------------------
                                               Nathan Kornfeld
                                               President]

                                                                      APPENDIX E


                             AUDIT COMMITTEE CHARTER

     The Audit Committee of the Board of Directors (the "Board") of Quadrant Fund, Inc., shall be composed entirely of directors who are not "interested persons" of GMAC Institutional Advisors, LLC (the "Adviser") or the Fund, as defined by the Investment Company Act of 1940, as amended (the "Independent Directors").

                                    PURPOSES

     The purposes of the Audit Committee shall be:

     1.   to oversee generally  accounting and financial  reporting policies and
          practices,   internal  controls  and,  as  appropriate,  the  internal
          controls of certain service providers;

     2.   to  oversee   generally  the  quality  and  objectivity  of  financial
          statements and the independent audit thereof; and

     3.   to act as a liaison between independent auditors and the full Board.

                                DUTIES AND POWERS

     To carry out its purposes, the Audit Committee shall have the following duties and powers:

     1. to appoint, subject to ratification by the Board, independent certified public accountants and auditors of the Fund (the "Auditors") for the purpose of preparing or issuing audit reports or related work, to determine compensation of the Auditors, and to oversee the work of the Auditors. The Auditors shall report directly to the Committee.

          a. As a condition of retaining Auditors or continuing their engagement, the Committee shall require the Auditors to rotate the lead or coordinating audit partner for the Fund as required by applicable law.

          b. As a condition of retaining Auditors or continuing their engagement, the Committee shall ascertain that the Fund's chief executive officer, chief accounting officer or any person serving in equivalent positions was not employed by the Auditors and did not participate in any capacity on behalf of the Auditors in the audit of the Fund during the one-year period preceding the date of initiation of the audit for which the Auditors are engaged.

          c. The Committee shall have the power to pre-approve the performance by the Auditors of audit-related services, including internal control-related services, where such services are reasonably related to the performance of the audit or review of the Fund's financial statements and/or the Fund's internal control over financial reporting that are traditionally performed by the independent auditor.

          d. The Committee shall have the power to pre-approve the performance by the Auditors of any non-audit service, including tax services for the Fund, if such service is not a prohibited service under
               Section  201  of  the   Sarbanes-Oxley  Act  of  2002,  and  such
               pre-approval shall be required before any such service may be performed for the Fund. The Committee shall timely advise the principal executive officer and principal financial officer of the Fund (or whoever is responsible for preparing and filing the Fund's reports under the Securities Exchange Act of 1934 as required by the Investment Company Act of 1940) of the approval of such audit non-service and shall direct that such service be disclosed in such reports.

     2. to maintain a direct line of communication and meet with the Auditors to review at least annually:

          a. The scope of the annual audit, audit reports, and any special audits and audit reports.

          b. The personnel, staffing, qualifications and experience of the Auditors;

          c. The independence of the Auditors, including certification by the Auditors of their independence and assurances by the Auditors that they have not provided to the Fund any non-audit services that are prohibited by the Sarbanes-Oxley Act of 2002, including:

               (1) bookkeeping or other services related to the accounting records of financial statements of the Fund;

               (2)  financial information systems design and implementation;

               (3)  appraisal  or  valuation  services,   fairness  opinions  or
                    contribution-in-kind reports;

               (4)  actuarial services;

               (5)  internal audit outsourcing;

               (6)  management functions or human resources;

               (7) broker, dealer, investment adviser, or investment banking services;

               (8)  legal services or expert services unrelated to audit; and

               (9)  any  other  service  that  the  Public  Company   Accounting
                    Oversight Board determines is impermissible.

          d. The Auditors' internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or a summary of any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm relating to the Auditors' work for any investment company or investment adviser or any inquiry or investigation that could potentially impact the Auditors' ability to provide auditing services to the Fund, and any steps taken to deal with any such issues;

          e. The results of financial statement audits performed by the Auditors and any financial information submitted by the Auditors;

          f. All material written and electronic communications between the officers of the Fund, officers of the Adviser and the Auditors, including (without limitation) any management letters submitted by the Auditors in connection with audits of financial statements of the Fund and the responses of the Fund's management;

          g. All recommendations and comments submitted to the Board or the Committee by the Auditors, either written, electronic or verbal;

          h. All critical accounting policies and practices to be used; all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of a Fund, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditors, changes in accounting and auditing procedures, principles, practices, standards and reporting and the effect upon a Fund of any changes in accounting principles or practices proposed by the Adviser or the Auditors;

          i. Determination of areas of substantial risk in accurate reporting of financial results and operations of the Fund;

          j. Any problems or difficulties encountered in the course of the audit of the Fund, and management's response;

          k. The qualifications of the principal financial officer of the Fund;

          l. Matters required to be discussed pursuant to Statement of Auditing Standards No. 61; and

          m.   Tax matters affecting the Fund, including:

               (1) Compliance with the provisions of the Internal Revenue Code and regulations, including annual reviews for such Fund concerning qualification as a regulated investment company under the Internal Revenue Code, as applicable; and

               (2)  Tax legislation and rulings.

     3.   to consider and review the following matters:

          a. Reports from the Adviser's internal auditing department, and the Committee shall from time to time meet with the Adviser's internal audit staff to discuss the reports;

          b. Annual and semi-annual reports for the Fund, and the Committee shall from time to time meet with appropriate personnel of the Adviser's accounting department for this purpose;

          c. Valuation of portfolio investments, including determinations of fair value or the procedures for the determination of fair value of any such investments that do not have readily ascertainable market values, as presented to or considered by the Valuation Committee or by the entire Board or otherwise;

          d. Compensation of legal counsel to the Fund and legal counsel to the Independent Directors, if any;

          e. to review the Fund's legal and regulatory compliance policies and programs, including their code of ethics and internal controls;

          f.   to review related reports received from regulators or others;

          g. to monitor the Fund's compliance with applicable laws and regulations, including the Investment Company Act of 1940 and the rules thereunder, and compliance with the requirements of Subchapter M of the Internal Revenue Code; and

          h. Any other matters referred to it by the Board or Principal Executive Officer of the Fund.

     4. to evaluate and make recommendations regarding the compensation and expenses paid and other benefits provided by the Fund to the Independent Directors and Interested Directors.

     5. to select and nominate for approval by the Board nominees for new Independent Directors.

     6. to render reports to the Board with respect to the results of its reviews and its recommendations, if any.

     7. to consider and make recommendations to the Board regarding adoption of fund governance policies and practices, including consideration of legal requirements and "best practices" recommended or adopted by investment company trade associations, auditing firms or other professional organizations, relating to audits, accounting or financial statements.

     8. to receive and review reports to be provided by the Adviser, or the Adviser's affiliates, legal counsel, and/or auditors, disclosing in a timely manner any material financial impairment, material accounting irregularities, material adverse litigation or regulatory proceeding or investigation, or material adverse public relations matter that relate to audits, accounting or financial statements.

     9. to meet upon the call of the Chairman and the Committee may set its agendas and the places and times of Committee meetings. The Committee may request reports and other information from the Fund's Adviser, administrator, and transfer agent and may request officers and personnel of such entities to meet with the Committee from time to time on matters relating to audits, accounting or financial statements. The Committee shall periodically meet, assisted at its discretion by outside legal counsel or other advisors, alone and outside the presence of personnel of such entities, and separately with the Auditors or with internal auditors. The Committee may employ and meet with any experts and other persons as it deems necessary to perform its functions. The Committee shall keep minutes and records of its meetings and shall report to the Board.

     10. to establish procedures to determine whether any of its members is a "financial expert" (as defined by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002), and shall timely advise the Principal Executive Officer and Principal Financial Officer of the Fund (or whoever shall be responsible for preparing and filing the Fund's periodic reports under the Securities Exchange Act of 1934 and Investment Company Act of 1940) whether (and, if not, the reason therefor) the Committee is comprised of at least one member who is a "financial expert."

     11. to have the authority to engage independent legal counsel (which may be the same counsel as counsel to the Independent Directors) and such other advisors as it deems necessary to carry out its duties.

     12. to evaluate and make recommendations to the Board regarding any retirement plan, deferred compensation plan and other benefits
          provided  by  the  Fund  to   Independent   Directors  and  interested
          Directors.

     13. to review this Charter and its own performance annually and recommend to the Board any changes to the Charter that the Committee deems appropriate. This Charter may be amended or modified from time to time by the Board.

     14. to investigate improprieties or suspected improprieties in operations of the Fund or the Adviser.

     15. to establish procedures to receive and address complaints received by the issuer regarding accounting, internal accounting controls or auditing matters.

     16. to establish procedures to receive confidential, anonymous concerns from employees regarding questionable accounting or auditing matters, including a telephone number that will permit complaints to be made to an independent party.

     17. to prepare any reports required by the Securities and Exchange Commission or any other regulatory authority.

     18.  to  consider  any  other  matters  brought  to the  Audit  Committee's
          attention   that  are   within   the   scope  of  its   purposes   and
          responsibilities.

     19. to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

     Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Adviser's independent auditors or the Auditors. The function of the Audit Committee shall be oversight, and it shall be the responsibility of the Adviser to maintain appropriate systems for accounting and internal control, and the Auditors' responsibility to plan and carry out a proper audit and report thereon to the Board and shareholders, as required by law.

                         MEETINGS OF THE AUDIT COMMITTEE

     The Audit Committee shall meet on a regular basis and be empowered to hold special meetings as circumstances require.

                       MEETINGS WITH OFFICERS AND AUDITORS

     The Audit Committee shall regularly meet with such officers of the Fund that it deems appropriate and shall seek to meet with internal auditors, if any, for the Adviser as circumstances warrant.

                                     REVIEW

     The Audit Committee shall review this Charter and its own performance annually and recommend to the Board any changes to the Charter that the Committee deems appropriate. This Charter may be amended or modified from time to time by the Board.

REVISED AND RESTATED AS OF JUNE 28, 2005

                                                                      APPENDIX F


                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee (the "Audit Committee") of Quadrant Fund, Inc. (the "Fund") reviewed the audited financial statements with Fund management. The Fund's Audit Committee also reviewed the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards). The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and considered the independent registered public accounting firm's independence.

      Based on the review referred to above, the Audit Committee recommended the inclusion of the audited financial statements in the Fund's annual report to shareholders for the fiscal year ended January 31, 2004 for filing with the Securities and Exchange Commission. The Audit Committee is comprised of Mr. Harald Hansen.

                                                                      APPENDIX G

                               QUADRANT FUND, INC.

                                  (THE "FUND")



                  NOMINATING AND COMPENSATION COMMITTEE CHARTER



NOMINATING AND COMPENSATION COMMITTEE MEMBERSHIP
------------------------------------------------

The Nominating and Compensation Committee (the "Committee") of the Fund shall be composed entirely of Directors who are not "interested persons" as that term is defined in the Investment Company Act of 1940 (the "1940 Act") (the "Disinterested Directors") and may be comprised of one or more such Disinterested Directors.



BOARD NOMINATIONS AND FUNCTIONS
-------------------------------

1. The Committee shall make nominations for Disinterested Director membership on the Board of Director (the "Board"). The Committee shall evaluate candidates' qualifications for Board membership, and their independence from the Fund's investment adviser and other principal service providers. Persons selected must not be "interested persons" of the Fund. The Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates. In determining nominees' qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board, including whether nominees would qualify for service on a Fund's audit committee.

2. The President and other officers of the Fund may recommend candidates for the Board. The Committee shall give candidates recommended by the President and other officers of the Fund the same consideration as any other candidate.

3. The Committee will consider nominees recommended by Shareholders. The Committee shall give candidates recommended by shareholders the same consideration as any other candidate. Such recommendations should be submitted in writing to the Secretary of the Fund.

4. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

5. The Committee shall periodically review Director compensation and shall recommend any appropriate changes to the Board as a group.

COMMITTEE NOMINATIONS AND FUNCTION
----------------------------------

1. The Committee shall make nominations for membership on all committees of the Fund and shall review Board committee assignments as necessary.

2. The Committee shall review as necessary the responsibilities of any committee of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.



OTHER POWERS AND RESPONSIBILITIES
---------------------------------

1. The Committee shall normally meet at least once yearly prior to the meeting of the full Board and is empowered to hold special meetings as circumstances require.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Disinterested Director or Fund counsel and to retain other experts at the expense of the Fund.

3. The Committee shall review this Charter at least annually and recommend any changes to the full Board.





Adopted: June 28, 2005


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